UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

GOLDEN MATRIX GROUP, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GOLDEN MATRIX GROUP, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held on October 7, 2024

To our stockholders:

Notice is hereby given of the 2024 annual meeting of stockholders of Golden Matrix Group, Inc. (the “Company”) to be held on Monday, October 7, 2024 at 9:30 A.M. Las Vegas time at the Company’s corporate offices: 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1A.

For holders of all of our voting shares - To consider and vote upon the appointment of four members to our Board of Directors (“Board”), to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified.

1B.

For holders of our Class A Preferred Stock only - To consider and vote upon the appointment of one member to our Board, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified.

2.	For holders of all of our voting shares - To consider and vote upon the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	For holders of all of our voting shares - To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Common stockholders, Class B Voting Preferred stockholders and Class C Preferred Stock holders, of record on the close of business on August 23, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about August 26, 2024 to our stockholders of record as of the close of business on August 23, 2024. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/GMGI. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended October 31, 2023 (the “2023 Annual Report”). Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (702) 318-7548.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

/s/ William Scott

William Scott

Chairman

Las Vegas, Nevada

August 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Monday, October 7, 2024.

Our proxy statement and annual report on Form 10-K for the year ended October 31, 2023, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/GMGI.

GOLDEN MATRIX GROUP, INC.

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Golden Matrix Group, Inc. (“Golden Matrix,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2024 Annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Monday, October 7, 2024 at 9:30 A.M. Las Vegas time at the Company’s corporate offices: 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on August 26, 2024. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the SEC on January 17, 2024 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report) via the Internet at https://www.iproxydirect.com/GMGI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on August 23, 2024 (the “Record Date”).

At the close of business on the Record Date, there were 121,678,617 shares of our common stock outstanding, which each vote one vote on all stockholder matters to come before the Meeting (subject to the voting rights of the Series C Preferred Stock described below), 1,000 outstanding shares of Series B Voting Preferred Stock, which each vote 7,500 voting shares on all stockholder matters and 1,000 outstanding shares of Series C Preferred Stock, which each vote 7,500 voting shares on all stockholder matters. Notwithstanding the above, the Series C Preferred Stock shareholders, voting as a class, have the right to appoint one (1) Director of the Company (as described in greater detail below).

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As such, a total of 136,678,617 voting shares are eligible to be voted at the Annual Meeting. Other than our common stock, our Series B Voting Preferred Stock and Series C Preferred Stock, we have no other voting securities currently outstanding.

In general, holders of common stock, Series B Voting Preferred Stock and Series C Preferred Stock vote together as a single class. However, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Sellers (defined and discussed below under “MeridianBet Group Acquisition and Change in Fiscal Year”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, up to two members to the Company’s Board of Directors (the “Series C Directors”).  See also “Voting Rights and Principal Stockholders”-“Series C Preferred Stock” and “Nominating and Voting Agreement”, below.

Notwithstanding the above, as of the date of this Proxy Statement the holders of the Series C Preferred Stock have only nominated one person to the Board of Directors, Mr. William Scott, and the holders of the Series C Preferred Stock have the sole right to vote for the appointment of such Series C Director, Mr. Scott pursuant to Proposal 1B.

At the annual meeting, five directors are to be re-elected as directors, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Anthony Brian Goodman; Weiting ‘Cathy’ Feng; Thomas E. McChesney; and Murray G. Smith (the “Non-Series C Director Nominees”, each to be appointed pursuant to Proposal 1A) and the current Series C Preferred Nominee, Mr. William Scott (the “Series C Preferred Nominee”, to be appointed pursuant to Proposal 1B), has been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any Director elected by holders of shares of Series C Preferred Stock may be removed during such Director’s term of office, either with or without cause, only by the affirmative vote of a majority of the then outstanding shares of Series C Preferred Stock.

Our majority stockholders are also party to a Voting Agreement whereby they each agreed to vote “FOR” those persons nominated as members of the Board of Directors by the Nominating and Corporate Governance Committee, including each of the director nominees. See also “Voting Rights and Principal Stockholders”-“Nominating and Voting Agreement”, below.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

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●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. Only Proposal 2 is a “routine” proposal. Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 2. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock, Series B Voting Preferred Stock and Series C Preferred Stock, or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you or your authorized representative plan to attend the Annual Meeting, you or your authorized representative must present proof of your ownership of our common stock, Series B Voting Preferred Stock or Series C Preferred Stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock, Series B Voting Preferred Stock or Series C Preferred Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairperson of the Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

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Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1A.	For holders of our common stock: Election of four members to our Board, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified	Plurality of Votes Cast by all stockholders	No
1B.	For holders of our Class C Preferred Stock: Election of one member to our Board, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified	Majority of the votes cast by the holders of Series C Preferred Stock	No
2	Ratification of the appointment of M&K CPAS, PLLC, as the Company’s independent auditors for the fiscal year ending December 31, 2024	More votes cast in favor of such proposal than are cast against at the Annual Meeting	Yes

For Proposal 1A, the four Non-Series C Director Nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them, and for Proposal 1B, Series C Stock Nominee, provided he receives the affirmative vote of a majority of the outstanding shares of Series C Preferred Stock, will be elected as directors to serve for a one year term until the 2025 annual meeting of stockholders, unless the elected director is removed or resigns earlier. This means that the four Non-Series C Director Nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non‑votes will not be counted towards any director nominee’s achievement of a plurality (or majority) and will not affect the outcome of the election of directors (unless that results in the Series C Stock Nominee not receiving a majority of the Series C Preferred Stock vote). Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposal 2 requires that more votes are cast in favor of such proposal than are cast against the proposal at the Annual Meeting, provided that a quorum exists at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of these matters.

Quorum

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

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A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of M&K CPAs, PLLC as our independent registered public accounting firm (Proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include Proposal 1.

With respect to the election of directors (Proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the Non-Series C Director Nominees elected, except to the extent that they affect the total votes received by any particular candidate. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” each of the five nominees to the Board of Directors (Proposal 1).
●	“FOR” the ratification of the appointment of M&K CPAS, PLLC, as the Company’s independent auditors for the fiscal year ending December 31, 2024 (Proposal 2).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile, none of whom will receive any additional compensation for their services. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

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Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2023 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2023 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2023 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Anthony Brian Goodman, at our principal executive offices at 3651 Lindell Road Street, Suite D131, Las Vegas, Nevada 89103, or a stockholder may make a request by calling our Corporate Secretary, Anthony Brian Goodman at (702) 318-7548.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3651 Lindell Road Street, Suite D131, Las Vegas, Nevada 89103.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Golden Matrix”, and “Golden Matrix Group, Inc.” refer specifically to Golden Matrix Group, Inc. and its consolidated subsidiaries.

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In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors”, “Special Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the sections of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance”, and “Relationship Between “Compensation Actually Paid” and Performance” (each to the extent permitted by the rules of the Commission), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

MERIDIANBET GROUP ACQUISITION AND CHANGE IN FISCAL YEAR

On April 9, 2024 (the “Closing Date”), the Company consummated the transactions contemplated by that certain June 30, 2023, Amended and Restated Sale and Purchase Agreement of Share Capital (as amended and restated from time to time, the “Purchase Agreement”), between the Company and Aleksandar Milovanović, Zoran Milošević and Snežana Božović (collectively, the “Sellers”), the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “MeridianBet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “MeridianBet Group”). On the Closing Date, the Company acquired 100% of the MeridianBet Group (the “Purchase”), effective for all purposes as of April 1, 2024.

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Because the Sellers collectively owned approximately 69.2% of the Company’s outstanding shares of common stock on the Closing Date (with Aleksandar Milovanović (“Milovanović”), and became the majority stockholders of the Company and received rights to appoint certain persons to the Board of Directors of the Company, the Purchase was accounted for as a reverse merger and recapitalization of the Company under Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”), with the MeridianBet Group as the accounting acquirer and the Company as the accounting acquiree.

On, and effective on, April 5, 2024, the Board of Directors of the Company approved a change in the Company’s fiscal year end from October 31st to December 31st, to align the Company’s fiscal year end with that of MeridianBet Group. As a result, the Company’s next Annual Report on Form 10-K will be for the year ended December 31, 2023.

DECLASSIFICATION OF THE BOARD OF DIRECTORS

On March 20, 2024, at a special meeting of stockholders of the Company held on March 19, 2024, the stockholders of the Company approved, among other things (collectively, the “Amendments”):

•

the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company;

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the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act);

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the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company; and

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the adoption of a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares.

On April 4, 2024, the Company filed a combined Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada, amending such Articles of Incorporation to affect each of the Amendments, which filing became effective on April 4, 2024.

As a result of the Amendments, effective as of April 4, 2024, the Company no longer has a classified Board of Directors and stockholders are being asked to appoint all members of our Board of Directors to our Board for a term of one year, through the 2025 annual meeting.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the SEC on January 17, 2024 (the “2023 Annual Report”).

You may also request a copy of this proxy statement and the 2023 Annual Report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

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Issuer Direct Corporation

One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603

(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting, holders of record of our Series B Voting Preferred Stock at the close of business on the Record Date will be entitled to 7,500 votes per share on all matters properly presented at the Annual Meeting and holders of record of our Series C Preferred Stock at the close of business on the Record Date will be entitled to 7,500 votes per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 121,678,617 shares of our common stock outstanding, which each vote one vote on all stockholder matters to come before the Meeting (subject to the voting rights of the Series C Preferred Stock described below), 1,000 outstanding shares of Series B Voting Preferred Stock, which each vote 7,500 voting shares on all stockholder matters and 1,000 outstanding shares of Series C Preferred Stock, which each vote 7,500 voting shares on all stockholder matters. Notwithstanding the above, the Series C Preferred Stock shareholders, voting as a class, have the right to appoint two (2) Directors of the Company (as described in greater detail below).

As such, a total of 136,678,617 voting shares are eligible to be voted at the Annual Meeting. Other than our common stock, our Series B Voting Preferred Stock and Series C Preferred Stock, we have no other voting securities currently outstanding.

In general, holders of common stock, Series B Voting Preferred Stock and Series C Preferred Stock vote together as a single class. However, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Sellers (defined and discussed below above “MeridianBet Group Acquisition and Change in Fiscal Year”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, up to two members to the Company’s Board of Directors (the “Series C Directors”).  See also “Voting Rights and Principal Stockholders”-“Series C Preferred Stock” and “Nominating and Voting Agreement”, below.

Notwithstanding the above, as of the date of this Proxy Statement the holders of the Series C Preferred Stock have only nominated one person to the Board of Directors, Mr. William Scott, and the holders of the Series C Preferred Stock have the right sole right to vote for the appointment of such Series C Director, Mr. Scott.

At the annual meeting, five directors are to be re-elected as directors, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Anthony Brian Goodman; Weiting ‘Cathy’ Feng; Thomas E. McChesney; and Murray G. Smith and the current Series C Preferred Nominee, Mr. William Scott, has been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any Director elected by holders of shares of Series C Preferred Stock may be removed during such Director’s term of office, either with or without cause, only by the affirmative vote of a majority of the then outstanding shares of Series C Preferred Stock.

Our largest stockholders are also party to a Voting Agreement whereby they each agreed to vote “FOR” those persons nominated as members of the Board of Directors by the Nominating and Corporate Governance Committee, including each of the director nominees. See also “Voting Rights and Principal Stockholders”-“Nominating and Voting Agreement”, below.

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Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock, Series B Voting Preferred Stock and Series C Preferred Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our Named Executive Officers (as such term is defined under “Executive Compensation” – “Summary Executive Compensation Table”); and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3651 Lindell Road Street, Suite D131, Las Vegas, Nevada 89103.

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Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned	Series B Voting Preferred Stock Beneficially Owned (1)	Percent of Series B Voting Preferred Stock Beneficially Owned	Series C Preferred Stock Beneficially Owned (2)	Percent of Series C Preferred Stock Beneficially Owned	Total Voting Shares (3)	Percent of Total Voting Shares
Named Executive Officers and Directors:
Anthony Brian Goodman	17,124,562	(4)	14.0%	1,000	100%	—	—%	23,624,562	17.3%
Omar Jimenez	—		—	—	—	—	—	—	—
Weiting ‘Cathy’ Feng	2,691,231	(5)	2.2%	—	—	—	—	2,691,231	2.0%
Thomas E. McChesney	299,397	(6)	*%	—	—	—	—	239,397	*
Murray G. Smith	175,000	(7)	*%	—	—	—	—	75,000	*
William Scott	—	(8)	—	—	—	—	—	—	—
Zoran Milošević	8,214,286	(9)	6.8%	—	—	100	10.0%	8,964,186	6.6%
All directors and executive officers as a group (seven persons)	28,504,476		23.2%	1,000	100%	100	10.0%	35,594,376	26.0%

Greater Than 5% Stockholders:
Snežana Božović (10)	4,107,143	(11)	3.4%	—	—	50	5.0%	4,482,093	3.3%
Aleksandar Milovanović (12)	72,639,910	(13)	59.0%	—	—	850	85.0%	77,528,911	56.7%

* Under 1%.

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(1)

Each share of Series B Voting Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock).

(2)

Each share of Series C Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock), and also has certain director appointment rights discussed above under Voting Rights and Principal Stockholders”-“Series C Preferred Stock”, above.

(3)

Based on 136,678,617 total voting shares, including 121,678,617 shares voted by the common stock, 7,500,000 shares voted by the Series B Voting Preferred Stock and 7,500,000 shares voted by the Series C Preferred Stock.

(4)

Ownership includes 8,654,079 shares of common stock, and 1,000 shares of Series B Voting Preferred Stock individually and 7,470,483 shares of common stock beneficially owned by Luxor Capital, LLC, which entity, and shares, Mr. Goodman is deemed to beneficially own. Also includes 1,000,000 shares which may be issuable to Mr. Goodman upon the conversion of the 1,000 shares of Series B Preferred Stock which he holds. Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(5)	Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(6)

Includes options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.795 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(7)

Includes options to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.67 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(8)	Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(9)

Ownership includes 8,214,286 shares of common stock, and 100 shares of Series C Preferred Stock. Also includes 100 shares which may be issuable to Mr. Milošević upon the conversion of the 100 shares of Series C Preferred Stock.

(10)	Address: Djordja Stanojevica 11a, Belgrade, Serbia.

(11)

Ownership includes 4,107,093 shares of common stock, and 50 shares of Series C Preferred Stock. Also includes 50 shares which may be issuable to Ms. Božović upon the conversion of the 50 shares of Series C Preferred Stock. Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(12)	Address: Drinicka 2 Belgrade, Serbia.

(13)

Ownership includes 71,153,911 shares of outstanding common stock, and 850 shares of Series C Preferred Stock. Also includes 850 shares which may be issuable to Mr. Milovanović upon the conversion of the 850 shares of Series C Preferred Stock. Also includes 1,485,149 shares of common stock which are issuable to Mr. Milovanović upon the conversion of a Deferred Cash Convertible Promissory Note as of the Record Date, as discussed in greater detail below under “Certain Relationships and Related Transactions”-“Sale and Purchase Agreement of Share Capital and Related Transactions”-“Deferred Cash Promissory Note”. Does not include shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

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Series C Preferred Stock

On April 4, 2024, in contemplation of the closing of the transactions contemplated by the Purchase Agreement (defined and discussed above under “MeridianBet Group Acquisition and Change in Fiscal Year”), and pursuant to the power provided to the Company by the Articles of Incorporation of the Company, as amended, the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock (the “Series C Designation”), which was filed with, and became effective with, the Secretary of State of Nevada on the same date. The Series C Designation designated 1,000 shares of Series C Preferred Stock. The 1,000 shares of Series C Preferred Stock were issued to the Sellers at the closing of the transactions contemplated by the Purchase Agreement.

The holders of the Series C Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Preferred Stock entitles the holder 7,500 votes on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

Additionally, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Sellers (defined and discussed below “MeridianBet Group Acquisition and Change in Fiscal Year”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, two members to the Company’s Board of Directors (the “Series C Directors”). If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Preferred Stock, voting separately, will have the right to designate for appointment, and appoint, one member to the Board of Directors. The holders of the Series C Preferred Stock also have the sole right to remove such persons solely appointed by the Series C Preferred Stock and to fill vacancies in such appointees.

See also the following table summarizing the above director appointment rights provided to the holders of the Series C Preferred Stock:

Percent Beneficial Ownership of Common Stock held by the Sellers	Total Directors on the Board of Directors	Total Directors the Holders of the Series C Preferred Stock Can Appoint
Greater than 40%	Five	Two
	Less than five	One
40% or less, but at least 10%	Any number	One
Less than 10%	Any number	None (because under that threshold, the Sellers’ Series C Preferred Stock automatically converts into common stock, meaning the Director-appointment right terminates)

 Notwithstanding the above, as of the date of this Proxy Statement the holders of the Series C Preferred Stock have only nominated one person to the Board of Directors, William Scott. Only the holders of the Series C Preferred Stock have the right to vote for the Series C Director, Mr. Scott.

 The Company’s Series C Preferred Stock is described in greater detail below under “Certain Relationships and Related Transactions”-“Sale and Purchase Agreement of Share Capital and Related Transactions”-“Series C Preferred Stock”.

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Nominating and Voting Agreement

On April 9, 2024, as a required term of, and in connection with, the closing of the Purchase Agreement, the Company entered into a Nominating and Voting Agreement (the “Voting Agreement”) between the Company, Anthony Brian Goodman, the Company’s Chief Executive Officer and director, Luxor Capital LLC, which is owned and controlled by Mr. Goodman, and each of the Sellers.

Pursuant to the Voting Agreement, the Sellers and Mr. Goodman agreed for two years following the closing of the Purchase Agreement (i.e., until April 9, 2026) to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members (one appointed by the members of the Board of Directors not appointed by the Sellers and one appointed by the member(s) of the Board of Directors appointed by the Sellers); and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board have the right to vote, and to collectively break the voting tie (voting by majority, provided that the Board of Directors currently consists of only one other independent member, other than those two independent members on the Committee).

The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

Pursuant to the Voting Agreement, the Sellers agreed to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the designation of the Company’s Series C Preferred Stock (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the closing of the Purchase Agreement, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

The Company also agreed pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members, which amendment was effective on April 5, 2024.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our current leadership structure is comprised of a Chairman of the Board (Mr. William Scott) and a separate Chief Executive Officer (“CEO”), Mr. Anthony Brian Goodman. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Mr. Goodman) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters.

The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. (The Company’s committees are described in greater detail below).

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

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Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, except in connection with outstanding Series C Preferred Stock and pursuant to the Voting Agreement, discussed in greater detail above under “Voting Rights and Principal Stockholders”-“Series C Preferred Stock” and “Nominating and Voting Agreement”, above. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs, provided that we are party to a Day-to-Day Management Agreement with Zoran Milošević (one of the Sellers), discussed in greater detail under “Certain Relationships and Related Transactions”-“ Sale and Purchase Agreement of Share Capital and Related Transactions”-“ Day-to-Day Management Agreement”.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act, except that Mr. Goodman and Ms. Feng are directors of Elray (as defined and discussed below), which has an ongoing Regulation A offering.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our executive officers or directors have been involved in any of the following events during the past ten years, except as discussed under their biographical information, above: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the twelve months ended October 31, 2023, the Board held three formal meetings of the Board, and took various actions via the unanimous written consents of the Board. All members of the Board of Directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the twelve months ended October 31, 2023; and (ii) the total number of meetings held by all Committees of the Board of Directors on which he or she served during the twelve months ended October 31, 2023. The Company held an annual meeting of stockholders on October 11, 2023 which was attended by each member of the Board of Directors of the Company. Each director of the Company is encouraged to be present at annual meetings of stockholders, at which all directors were present. Members of the Board of Directors are encouraged, but not required, to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person, but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

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Board Committee Membership

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. All three committees are composed solely of independent directors. You can review the charters for our standing committees by accessing our public filings at the SEC’s website at www.sec.gov (as discussed below) or on our website at https://goldenmatrix.com/investors-overview/board-and-governance/governance-documents.

The current members of the committees of our Board of Directors are as follows:

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Anthony Brian Goodman
Weiting (Cathy) Feng
William Scott (1)	☒	M
Thomas E. McChesney	☒	M	C	C
Murray G. Smith	☒	C	M	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Thomas E. McChesney, Murray G. Smith and William Scott. Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate.

The Audit Committee has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

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The Board has also determined that Mr. Smith is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Smith has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee. The Audit Committee is also tasked with reviewing related party transactions.

The Audit Committee’s responsibilities also include (1) reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls, and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls; (2) reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; (3) reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; (4) seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; (5) reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; (6) reviewing progress of the internal audit program, key findings and management’s action plans to address findings; (7) periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; (8) seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and (9) recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

The Audit Committee Charter is filed as Exhibit 99.2 to the Company’s Current Report on Form 8‑K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible (together with the Board) for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors, and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

Specifically, the principal responsibilities and functions of the Compensation Committee are as follows: (1) review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board of Directors in establishing CEO annual goals and objectives; (2) review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans; (3) review and approve the compensation structure for executives; (4) oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers; (5) review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans; (6) periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director; (7) review periodic reports from management on matters relating to the Company’s compensation practices; (8) produce an annual report of the Compensation Committee on executive compensation for the Company’s annual Proxy Statement in compliance with and to the extent required by applicable SEC rules and regulations and any relevant listing authority; (9) obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee; and (10) take other actions that the Board shall reasonably request.

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The Compensation Committee Charter is filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2023, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

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The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

The Nominating and Governance Committee Charter is filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Controlled Company Status

Because Aleksandar Milovanović and the other Sellers control a majority of our outstanding voting power, we are a “controlled company” under Nasdaq Marketplace Rules. Therefore, we are not required to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. We have nevertheless opted to meet the requirements under the Nasdaq listing rules for smaller reporting companies, such as the Company, which requires a board of directors be comprised of a majority of independent directors and to have a compensation, nominating and governance committee comprised of independent directors, as more fully described herein.

Director Independence

Our common stock is listed on the Nasdaq Capital Market under the symbol “GMGI”. Nasdaq requires us to have independent members of our Board of Directors. Our Board of Directors has determined that each of Thomas E. McChesney, Murray G. Smith and William Scott is an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

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Board Diversity Matrix

We surveyed our Board and asked each director to self-identify their race/ethnicity, gender identity and LGBTQ+ identity. The results are presented below in the table below, which provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of August 26, 2024)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Under the phase-in transition rules, the Company is required to have, or provide an explanation why it does not have, (x) at least one diverse director by December 31, 2023 (which requirement has been met, as shown in the table above), and (y) at least two diverse directors by December 31, 2026; provided that companies with five or fewer board members (such as the Company) can meet the December 31, 2026 board diversity objective, by having only one instead of two diverse directors.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conduct and Ethics can be found on our website at https://goldenmatrix.com/investors-overview/board-and-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

Stockholder Communications with the Board of Directors

In connection with all other matters other than the nomination of members of our Board of Directors (as described above), our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

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Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Potential Conflicts of Interest

Although Mr. Goodman and Ms. Feng work with other technology companies, and we do not have written procedures in place to address conflicts of interest that may arise between our business and the future business activities of Mr. Goodman and Ms. Feng, we do adhere to requirements that any deemed conflict is discussed at Board of Director meetings and with the Company’s legal counsel.

Code of Business Conduct and Ethics

On August 13, 2020, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all officers, directors and employees and includes compliance and reporting requirements, procedures for conflicts of interest, public disclosures, requirements for the compliance with laws, rules and regulations and requirements relating to employment practices, duties relating to corporate opportunities, confidentiality, fair dealing, and the use of Company assets.

We intend to disclose any amendments or future amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our corporate website within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees to date.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://goldenmatrix.com/governance-overview. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. The Company’s stockholders voted on say-on-pay matters in 2022 and approved a three year-frequency for future “say on pay” votes, with the next such vote expected to be held at the Company’s 2025 annual meeting.

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Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any).

On September 22, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Policy on Insider Trading. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Pledging of Shares

The Company’s Policy on Insider Trading prohibits employees, officers and directors from pledging Company securities as collateral for a loan and/or holding Company stock in a margin account.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our and our significant subsidiaries’ executive officers:

Name	Position	Age
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Director	65
Omar Jimenez	Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer	63
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director	41
Zoran Milošević	Chief Executive Officer of the MeridianBet Group	49

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

Anthony Brian Goodman — President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Director — Information regarding Mr. Goodman is set forth below under “Board of Directors—Director Nominees”.

Omar Jimenez — Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer — Mr. Jimenez has served as our Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer since April 30, 2021. Since April 2020, Mr. Jimenez has also served as Chief Financial Officer and Chief Operating Officer of Alfadan, Inc. a pre-startup that will provide a series of marine specific engines ranging from 450 horsepower (HP) to 1,050 HP when the research and development on such engines is completed. Since March 2024, Mr. Jimenez has served as a member of the Board of Directors, Compensation Committee, Nominating and Corporate Governance Committee, Strategy and Alternatives Committee and as Chairman of the Audit Committee, of 180 Life Sciences Corp. (NASDAQ:ATNF). From September 2016 to January 2020 and from January 2016 to January 2020, Mr. Jimenez served as Treasurer and Secretary and Chief Financial Officer and Chief Operating Officer, respectively, of NextPlay Technologies, Inc. (f/k/a Monaker Group, Inc.) (NXTP:NASDAQ), a travel services company. Mr. Jimenez also served as a member of the Board of Directors of NextPlay Technologies, Inc. (then known as Monaker Group, Inc.) from January 2017 to August 2019. Mr. Jimenez has held a variety of senior financial management positions during his career. From May 2009 to January 2016, he served as the founder of MARMEL International, Inc., a company that provides accounting and consulting services. In addition, from June 2004 to May 2009, he served as President and Chief Financial Officer at American Leisure Holdings, Inc. (AMLH:OTC & ALG:AIM), focusing on leisure and business travel, hospitality & hotels, call centers and real estate development. Mr. Jimenez also served from April 2002 to June 2004 as Director of Operations for US Installation Group, Inc., a selling and installation group for The Home Depot, and CFO and VP of Onyx Group, Inc., a conglomerate with 700 employees and annual revenues exceeding $400 million. Mr. Jimenez is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), Chartered Property Casualty Underwriter (CPCU), a Member of the AICPA and FICPA. Mr. Jimenez holds a B.B.A. in Accounting and a B.B.A. in Finance from the University of Miami and an M.B.A. from Florida International University.

Weiting ‘Cathy’ Feng — Chief Operating Officer and Director — Information regarding Ms. Feng is set forth below under “Board of Directors—Director Nominees”.

Zoran Milošević — Chief Executive Officer of the MeridianBet Group—  Mr. Milošević has been with the MeridianBet Group since March 2003 (serving as an executive in various MeridianBet Group departments including: Marketing, Risk Management, Online Betting & Software Development) and became the Chief Executive Officer of the MeridianBet Group in 2008, including serving as Chief Executive Officer of certain of their subsidiaries. Mr. Milošević serves on the Board of numerous private companies, including each of the MeridianBet Group, My Best Odds, which is a Belgian entity, and Global Meridian Gaming N.V., which is a Curacao entity. Under his leadership, the MeridianBet Group expanded their brand portfolio and improved their market share in Europe, Africa, and Latin America, supplying services in over 30 different jurisdictions.

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Mr. Milošević was a member of the Parliament of the Republic of Serbia from 1997 to 2001, a member of the Belgrade City Parliament from 2004 to 2008 and a Board Member of the Serbia National Lottery in 2012.

Mr. Milošević graduated from the University of Belgrade, in Belgrade Serbia, with a degree in Industrial Engineering.

BOARD OF DIRECTORS

General

Our current directors are as follows:

Name of Executive Officer/ Director	Age	Position	Date First
			Appointed as
			Director
Anthony Brian Goodman	65	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Director	February 2016
Omar Jimenez	63	Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer	—
Weiting ‘Cathy’ Feng	41	Chief Operating Officer and Director	February 2016
William Scott	60	Chairman	April 2024
Thomas E. McChesney	78	Director	April 2020
Murray G. Smith	53	Director	August 2020

Director Nominees

At the annual meeting, five directors are to be re-elected as directors, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Anthony Brian Goodman, Weiting ‘Cathy’ Feng, William Scott (as the Series C Preferred Nominee), Thomas E. McChesney and Murray G. Smith, each of whom are currently directors of our company. Each nominee for director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Any vacancy occurring between stockholders’ meetings in any of the four Board of Directors positions not held by the Series C Preferred Nominee, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A vacancy in the Series C Preferred Nominee position may be filled by the affirmative vote of at least a majority of the then outstanding shares of Series C Preferred Stock. A Director elected to fill a vacancy shall hold office until the next annual stockholders’ meeting.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board, except in connection with the rights of the holders of the Series C Preferred Stock, discussed in greater detail under “Voting Rights and Principal Stockholders”-“Series C Preferred Stock”.

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There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs, provided that we are party to a Day-to-Day Management Agreement with Zoran Milošević (one of the Sellers), discussed in greater detail under  “Certain Relationships and Related Transactions”-“ Sale and Purchase Agreement of Share Capital and Related Transactions”-“ Day-to-Day Management Agreement”.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

We have described the skills and experiences below that we believe will allow directors to provide critical insights on the Company’s strategic imperatives and make significant contributions to board deliberations. In the matrix that follows, we have highlighted the skills and attributes of each director nominee.

	Anthony Brian Goodman	William Scott	Weiting ‘Cathy’ Feng	Murray G. Smith	Thomas E. McChesney
Executive Leadership	●	●	●	●	●
Financial Expertise / Investment	●	●	●	●	●
Technology	●	●	●
Cybersecurity	●		●
Risk and Compliance		●	●	●	●
Growth/Transformation	●	●	●		●
Public Company Board Experience	●	●	●	●	●
Legal, Regulatory and Public Policy	●	●	●	●	●
Environmental	●	●
Social	●	●
Governance	●	●	●	●	●
Global Operations	●	●	●	●	●
Manufacturing/Supply Chain	●	●		●
Strategic Planning	●	●

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Information regarding the director nominees is provided below:

Anthony Brian Goodman:

President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Director Nominee

Mr. Goodman was appointed as Chief Executive Officer and Chairman of the Board in February 2016. Mr. Goodman served as Chairman of the Board until April l, 2024, and continues to serve as Chief Executive Officer of the Company. Mr. Goodman is also currently Managing Director of Articulate Pty Ltd. an Australian technology and customer support company which he founded in January 1990. Mr. Goodman has served as Chief Executive Officer and director of Elray Resources, Inc. (“Elray”), which runs an online casino, a company which was previously reporting with the SEC until April 2019, since February 23, 2011. Mr. Goodman is also the managing member of two Nevada domiciled limited liability companies, (1) Luxor Capital LLC (which managing member position he has held since October 2015; and (2) Goodman Capital Group LLC (“Goodman”), a company that owns a family property in New York City (which entity’s sole purpose is to hold title to such property). Mr. Goodman also serves as the managing director of Global Technology Group Pty Ltd, a position which he has held since September 2019. Since August 2024, Mr. Goodman has served as a director of Classics Holdings Co. Pty Limited and Classics For a Cause Pty Limited, which entities the Company has entered into a Share Exchange Agreement to acquire an 80% interest in as of the date of this Proxy Statement. Prior to immigrating to Australia, Mr. Goodman lived in South Africa where he served as VP of marketing and sales at Allergan Pharmaceuticals in South Africa from January 1982 to February 1984 and owned and operated a successful group of retail drug stores under the brand name Daelite Pharmacy Group from February 1984 to January 1990.

Mr. Goodman is a qualified Pharmacist graduating from the University of Witwatersrand in Johannesburg South Africa in 1981 with a Bachelor of Pharmacy degree and subsequently re-qualifying as a Pharmacist in Australia in 1989.

In his more than 30 years of senior management and corporate roles, Mr. Goodman has established an international reputation for his expertise in the gaming industry and has a wide network of senior executive contacts in the industry as well as a keen insight into the development of the information technology (IT) industry as a whole. He has experience in senior corporate planning. His roles have been entrepreneurial and include CEO and senior management positions in smaller organizations, which he founded or in which he held equity, as well as multinational organizations. He has a successful track record of implementing comprehensive business and project plans, meeting deadlines and expense forecasts as well as exceeding projections.

On September 30, 2016, the SEC instituted a cease-and-desist proceeding pursuant to Section 12C of the Exchange Act against Elray, in connection with an offer of settlement relating to an administrative proceeding previously brought against Elray. The administrative proceeding and settlement related to Elray’s sale of common stock in unregistered offering transactions in January 2014, from August 2014 to October 2014, and from January 2015 to February 2015, which financing transactions required Elray to issue a significant number of its shares of outstanding common stock and for which Elray failed to file Current Reports on Form 8-K pursuant to the requirements of Item 1.01 and Item 3.02 thereof, in violation of Section 13(a) of the Exchange Act and Rules 13a-11, 13a-13 and 12b-20 thereunder. The administrative order required Elray to pay civil penalties of $50,000 to the SEC, which were timely paid. The administrative order and settlement only related to Elray and did not relate to, or implicate, Mr. Goodman (who serves as Chief Executive Officer and director of Elray) or Weiting ‘Cathy’ Feng (who served, and continues to serve, as a director of Elray).

Director Qualifications: The Board has concluded that Mr. Goodman’s significant experience in the gaming industry and knowledge of the Company’s operations qualifies him for service as a member of the Board of Directors.

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Weiting ‘Cathy’ Feng:

Chief Operating Officer and Director Nominee

Ms. Feng was appointed as Chief Financial Officer in February 2016, and served in such role until April 2021, when she was appointed as Chief Operating Officer of the Company. Ms. Feng has also been the director of Etrader Enterprise Pty Ltd, an Australian technology consulting company, since January 2014. Ms. Feng has served as a member of the Board of Directors of Elray since April 2015. See also the discussion of the September 30, 2016, cease-and-desist proceeding against Elray, and related information regarding Elray, included above under Mr. Goodman’s biographical information. She has been working in the financial area for more than ten years. Ms. Feng has extensive experience in financial reporting for U.S. public companies, including preparation of all financial statements, budgets, forecasts, cost allocations, investor disclosure, management financial reports, as well as significant experience in dealing with compliance and regulations with particular respect to the SEC and FINRA. Ms. Feng has the ability to maintain accurate financial management systems and processes, and analyze and present financial related information to facilitate the business decisions to grow business and resolve complex problems. Ms. Feng obtained a Bachelor of Science degree from Fundan University in Shanghai, China and a Master of Commerce degree from the University of Sydney in Sydney, Australia.

Director Qualifications: The Board has concluded that Ms. Feng’s financial reporting and public company experience qualifies her for service as a member of the Board of Directors.

William Scott (Chairman):

Series C Preferred Stock Nominee

Mr. Scott has served as a member of the Board of Directors, and as Chairman of the Board, since April 2024. Since June 2013, Mr. Scott has served as a director of Warrenside Limited – London, a gambling consultancy firm where he provides advisory services. From July 2004 to June 2013, Mr. Scott served as Vice President – Interactive, of GTECH (now IGT)London, a gaming and lottery technology provider where he served as the executive in charge of the interactive division. From July 2002 to April 2004, Mr. Scott served as an advisor with ICW Holdings Limited – London, which is a power systems provider. From June 2000 to April 2002, Mr. Scott served as Finance Director of Coffee Republic plc London. Prior to that he held various finance, managerial and director roles in various industries. Mr. Scott also currently serves on the Board of Directors of a number of private companies, mainly in the gaming industry, including Ithuba Holdings (RF)(Pty)Ltd, a lottery operator located in South Africa which he serves on the Board of Directors of, and on the Audit and Risk Committee of, Fincore Limited – London, a technology provider to the gambling industry and government/banks and Bildabet Technology Limited, a technology provider to the gambling industry. Mr. Scott also served as a member of the Board of Directors of Playgon Games Inc. (OTCMKTS:PLGNF), a licensor of digital content for the iGaming market, from October 2018 to May 2023. Mr. Scott is a member of the Chartered Accountants of South Africa. Mr. Scott also serves on the Board of Directors of a charity organization, Education Africa, as well as a “know your client”/anti-money laundering organization based in London, England. Mr. Scott obtained a Bachelor of Commerce degree from the University of Witwatersrand, in Johannesburg, South Africa, with Honors.

Director Qualifications: The Board has concluded that Mr. Scott’s experience in the gaming industry qualifies him for service as a member of the Board of Directors.

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Thomas E. McChesney:

Director Nominee

Mr. McChesney has extensive financial and entrepreneurial experience as an executive and board member in the financial services industry. He served as lead independent director of VidBid, Inc., an early-stage technology-driven company helping contractors and home owners find each other in a more efficient manner, from April 2020 to February 2021. From 1995 through March 2016, he served as a Director of TrueBlue Inc., a $2.3B revenue NYSE-listed enterprise (TBI), and is the former Chair of its Compensation Committee and former member of its Audit Committee.

Mr. McChesney served as Senior Vice President and Syndicate Manager at Paulson Investment Company (“Paulson”) and was later appointed President of Paulson. He joined Paulson in 1980 and left in 1995 to join Blackwell Donaldson Company, where he served as Director of Investment Banking from 1998 to 2005. He also served as a director of Nations Express Incorporated from 2004 to 2009.

Director Qualifications: The Board has concluded that Mr. McChesney’s financial and entrepreneurial experience and history serving on public company boards of directors qualifies him for service as a member of the Board of Directors.

Murray G. Smith:

Director Nominee

Mr. Smith is a licensed Certified Public Accountant in the State of Oregon, with over twenty-eight years’ accounting and finance leadership experience. Mr. Smith is also a Certified Fraud Examiner. Mr. Smith has operated his own consulting practice focusing on financial process improvement, client training to perform accounting procedures, Sarbanes-Oxley compliance and internal audit outsourcing, MGS Consulting, LLC, since March 2008. Since June 2020, Mr. Smith has also served as President and Founder of Complete Freedom Beverage, LLC d/b/a Cascadia Can Company, an Aluminum can brokering and mobile canning service company. Mr. Smith served as the Divisional Chief Financial Officer and corporate controller of Craft Canning + Bottling, LLC, a wholly-owned subsidiary of Eastside Distilling, Inc. (NASDAQ:EAST), a NASDAQ company, from October 2016 to September 2020. From February 2018 to March 2019, Mr. Smith served as Chief Financial Officer of Genesis Financial, Inc. (an OTC listed company) in the financial technology space. He also served as the Chief Financial Officer for Jewett-Cameron Trading Company, Ltd. (NASDAQ:JCTCF), a NASDAQ company, from September 2009 to June 2015. Mr. Smith previously served as the Chief Financial Officer for Paulson Capital Corp. (NASDAQ:PLCC), a NASDAQ company, from 2006-2014 where he co-led a reverse merger transaction of the parent company, while navigating the regulatory hurdles of the SEC, NASDAQ & FINRA in simultaneously spinning out the Broker-Dealer subsidiary to a new ownership group and creating a $10 Million liquidating trust. Mr. Smith’s other previous employers have included positions with Intel Corporation (Accounting Management), Arthur Andersen (CPA and Consulting Services) and Allegheny Teledyne, Inc. (Internal Audit). He is a graduate of the University of Washington, with a Bachelor of Arts degree awarded in 1993 in Business Administration with a concentration in Accounting. Mr. Smith also previously held the following FINRA Licenses: Series 7, 27 and 66.

Director Qualifications: The Board has concluded that Mr. Smith’s accounting and finance leadership background and experience qualifies him for service as a member of the Board of Directors.

Qualifications of All Directors of the Board

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

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AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended October 31, 2023, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended October 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Murray G. Smith, Chair

/s/ Thomas E. McChesney

/s/ William Scott

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the twelve months ended October 31, 2023, and 2022. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity for the twelve months ended October 31, 2023, and 2022 (ii) were serving at the twelve month period ending October 31, 2023 as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Stock Awards ($)#		All Other Compensation ($)		Total ($)

Anthony B. Goodman	2023	161,040	-		17,186	(1)	178,226
CEO and President	2022	145,800	2,985,000	(£)	14,829	(1)	3,145,629

Weiting ‘Cathy’ Feng	2023	134,200	-		14,322	(1)	148,522
COO	2022	121,500	1,492,500	(£)	12,358	(1)	1,626,358

Omar Jimenez	2023	300,000	-		-		300,000
Chief Financial Officer and Chief Compliance Officer (Principal Financial/Accounting Officer)	2022	275,000	-		-		275,000

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above.

# The fair value of stock- based compensation issued for services computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. Please see “NOTE 2 – SUMMARY OF ACCOUNTING POLICIES, Share-Based Compensation”, to the financial statements included under Item 8. Financial Statements and Supplementary Data in the 2023 Annual Report, for a description of the compensation expense. The fair value of options granted computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards.

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£ Represents 750,000 restricted stock units (RSUs) granted to Mr. Goodman and 375,000 RSUs granted to Ms. Feng on September 16, 2022. The RSUs vest at the rate of 1/6th of such RSUs based on the Company meeting certain revenue and Adjusted EBITDA targets for the years ended October 31, 2022, 2023 and 2024. The RSUs are settled in shares of common stock. As described in detail in “NOTE 14 – EQUITY, Common Stock, 2022 Equity Incentive Plan” to the financial statements included in the 2023 Annual Report under Item 8. Financial Statements and Supplementary Data, the RSUs are subject to vesting, and vest to the RSU Recipients, to the extent and in the amounts set forth below, to the extent the following performance metrics are met by the Company as of the dates indicated (the “Performance Metrics” and the “Performance Metrics Schedule”):

	Revenue Targets		Adjusted EBITDA Targets
Performance Period	Target Goal	RSUs Vested	Target Goal	RSUs Vested
Year ended October 31, 2022	$21,875,000	*	$3,250,000	*
Year ended October 31, 2023	$39,638,342 (which equals FY 2022 revenue x 1.1)	*	$3,879,197(which equals FY 2022 Adjusted EBITDA x 1.1)	*
Year ended December 31, 2024**	FY 2023 x 1.1	*	FY 2023 x 1.1	*

 * 1/6th of the total RSUs granted to each RSU Recipient above.

** The RSUs were amended by the Board of Directors on May 9, 2024, to change the Performance Period from the year ended October 31, 2024 to the year ended December 31, 2024, consistent with the change in the Company’s fiscal year end.

 For purposes of the calculations above, (a) “Adjusted EBITDA” means net income before interest, taxes, depreciation, amortization and stock-based compensation; (b) “Revenue” means annual revenue of the Company; and (c) “FY 2022” means actual Revenue or Adjusted EBITDA, as the case may be achieved during the 12 month period from November 1, 2021 to October 31, 2022, and “FY 2023” means actual Revenue or Adjusted EBITDA as the case may be for the 12 month period from November 1, 2022 to October 31, 2023, in each case as set forth in the Company’s audited year-end financial statements (the “Target Definitions”).

Total revenues and Adjusted EBITDA for the year ended October 31, 2022, were $36,034,856 and $3,526,543, respectively. As a result, the required performance metrics were met by the Company for the year ended October 31, 2022, and the RSUs subject to vesting for fiscal 2022 vested and were settled in shares of common stock. Total revenues and Adjusted EBITDA for the twelve months ended October 31, 2023, were $44,174,052, and $2,397,276, respectively. As a result, the required revenue performance metrics were met by the Company for the year ended October 31, 2023, the RSUs subject to revenue vesting vested and were settled in shares of common stock, and the Adjusted EBITDA performance metrics were not met and the 2023 Adjusted EBITDA RSUs were forfeited.

(1) All other compensation only includes the superannuation amount paid pursuant to Australian law. As of October 31, 2023, and 2022, the superannuation payable to Mr. Goodman was $5,747 and $5,229, respectively. As of October 31, 2023, and 2022, total superannuation payable to Ms. Feng was $4,789 and $4,358, respectively.

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Pay Versus Performance

Fiscal Year Ended	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(5)	Net Income (loss)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$178,226	$385,726	$224,261	$328,011	$338.67	$(1,172,750)
2022	$3,145,629	$2,035,629	$950,679	$673,179	$333.33	$(250,038)
2021-T*	$43,233,933	$43,458,452	$5,803,995	$5,824,893	$1,000.00	$648,072
2021**	$110,346	$6,865,121	$103,271	1,883,211	$678.67	$398,080

*Refers to the transition period from February 1, 2021 to October 31, 2021.

** Fiscal year ended January 31, 2021.

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Anthony Brian Goodman (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive Compensation” – “Summary Executive Compensation Table”.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Goodman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Goodman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Goodman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2023	$178,226	$—	$207,500	$385,726
2022	$3,145,629	$2,985,000	$1,875,000	$2,035,629
2021-T*	$43,233,933	$43,115,180	$43,339,699	$43,458,452
2021**	$110,346	$—	$6,754,775	$6,865,121

*Refers to the transition period from February 1, 2021 to October 31, 2021.

 ** Fiscal year ended January 31, 2021.

(A)

The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$-	$20,000	$—	$187,500	$—	$—	$207,500
2022	$1,875,000	$—	$—	$—	$—	$—	$1,875,000
2021-T*	$—	$—	$43,115,180	$224,519	$—	$—	$43,339,699
2021**	$—	$3,347,185	$—	$3,407,590	$—	$—	$6,754,775

*Refers to the transition period from February 1, 2021 to October 31, 2021.

 ** Fiscal year ended January 31, 2021.

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for our Company’s named executive officers as a group (excluding Mr. Goodman) in the “Total” column of the Summary Executive Compensation Table in each applicable year. During fiscal 2023 and 2022, the transition period from February 1, 2021 to October 31, 2021, and fiscal 2021, our non-CEO Named Executive Officers (NEOs) consisted of Weiting ‘Cathy’ Feng, our Chief Operating Officer (for all periods) and Omar Jimenez, our Chief Financial Officer and Chief Compliance Officer (2023, 2022 and the 2021 transition period).

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Goodman), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Goodman) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Goodman) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$224,261	$—	$51,875	$276,136
2022	$950,679	$746,250	$468,750	$673,179
2021-T*	$5,803,995	$5,715,140	$5,736,038	$5,824,893
2021**	$103,271	$—	$1,779,940	$1,883,211

*Refers to the transition period from February 1, 2021 to October 31, 2021.

** Fiscal year ended January 31, 2021.

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(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$—	$5,000	$—	$46,875	$—	$—	$51,875
2022	$468,750	$—	$—	$—	$—	$—	$468,750
2021-T*	$—	$—	$5,706,915	$29,123	$—	$—	$5,736,038
2021**	$—	$884,000	$—	$895,940	$—	$—	$1,779,940

*Refers to the transition period from February 1, 2021 to October 31, 2021.

** Fiscal year ended January 31, 2021.

(5)

Assumes $100 invested in our common shares on January 31, 2020, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2021, 2022 or 2023.

(6)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable fiscal year or transition period.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net income (loss) attributable to the Company was $(1,040,162), $454,065, $648,072 and $398,080, for fiscal 2023 and 2022, the transition period from February 1, 2021 to October 31, 2021, and fiscal 2021, respectively.

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Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Mr. Goodman and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding Mr. Goodman) during the periods presented do have some correlation because a significant portion of their compensation is in the form of long-term equity awards. The equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

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All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Outstanding Equity Awards at Fiscal Year-End

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Anthony Brian Goodman	-	-	-	-	-	-	-	500,000	(1)(2)	$1,270,000	(3)
Weiting ‘Cathy’ Feng	-	-	-	-	-	-	-	250,000	(1)(2)	635,000	(3)
Omar Jimenez	-	-	-	-	-	-	-	-		-

(1)	Represents restricted stock units (RSUs). Each RSU represents the contingent right to receive, at settlement, one share of common stock.

(2)

Subject to the terms of the award agreements, the RSUs vest, if at all, at the rate of 1/6th of such RSUs, upon the Company meeting certain (1) revenue and (2) Adjusted EBITDA targets, as of the end of fiscal 2023 and 2024, and upon the public disclosure of such operating results in the Company’s subsequently filed Annual Reports on Form 10‑K, subject to the holders continued service through the applicable vesting date. RSUs do not expire; they either vest or are canceled prior to vesting date. The revenue goals for the twelve months ended October 31, 2023 were met and the Adjusted EBITDA goals for the twelve months ended October 31, 2023 were not met, and as a result, half of the RSUs for the year ended October 31, 2023 vested and half expired.

(3)	Calculated by multiplying the closing market price of the Company’s common stock on October 31, 2023, $2.54, by the number of units set forth in column (i).

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Potential Payments Upon Termination

Pursuant to the employment agreements of Mr. Goodman, Ms. Feng, Zoran Milošević and Snežana Božović, in the event the Company terminates their agreements, other than for cause (defined as gross negligence or willful misconduct which has a material adverse effect on the Company or his/her ability to perform his/her duties under the agreement) or by the executive for good reason (including if the executive terminates the agreement within 30 days following (a) the date the Company has gone into receivership or liquidation; (b) any amount payable by the Company to the executive under the agreement remains unpaid for more than 14 days after the executive has given written notice of default to the Company; (c) without executive’s consent, his/her position or duties are modified by the Company to such an extent that his/her duties are no longer consistent with the positions which they were engaged (as applicable) of the Company; (d) there has been a material breach by the Company of a material term of the employment agreement or executive reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following 30 days after notice of such breach has been provided to the Company by the Executive, or (e) executive’s compensation is reduced without executive’s consent, or the Company fails to pay to executive any compensation due to him/her after 15 days written notice), the executive is due (a) a lump sum cash severance payment equal to the sum of (i) 18 months of Mr. Goodman’s or Mr. Milošević’s or six months of Ms. Feng’s or Ms. Božović’s, then current annual basic salary plus (ii) an amount equal to his/her targeted bonus for the year of termination (the “Severance Payment”); (b) a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he/she not been terminated prior to such payment plus (ii) his/her targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to the executive will vest immediately upon such termination and in the case of stock options, shall be exercisable by executive until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances. Additionally, if any executive is involuntarily terminated, any unvested options held by the applicable executive vest immediately and are exercisable until the later of the original termination date thereof and 24 months after such termination date.

Except as set forth above, upon the termination of the agreements, Mr. Goodman, Ms. Feng, Mr. Milošević and Ms. Božović are entitled to salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which he/she was participating as of the termination date. Additionally, any unvested stock options or unvested equity compensation held by Mr. Goodman, Ms. Feng, Mr. Milošević or Ms. Božović upon such terminations, shall immediately terminate and be forfeited (unless otherwise provided in the applicable award agreement) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity plan, or award agreement, as such may describe the rights and obligations upon termination of employment.

In the event that Mr. Goodman’s, Ms. Feng’s, Mr. Milošević’s or Ms. Božović’s employment is terminated (a) by the Company for any reason other than cause or due to his/her illness or death, or (b) by the executive for good reason, during the twelve month period following a Change of Control (as defined below) or in anticipation of a Change of Control, the Company is required to pay the executive, within 60 days following the later of (i) the date of such Change of Control termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of the executive (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to the executive for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If the executive’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the agreement. In addition, in the event of a Change of Control, all of the executive’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether the executive is retained by the Company or successor following the Change of Control. Additionally, in the event of a Change of Control termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by the executive until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

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For purposes of the employment agreements, a “Change of Control” is deemed to occur if (a) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; (b) a merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of the applicable dates set forth in the employment agreements, except in the event that such slate of directors is proposed by the Nominating Committee. Notwithstanding the foregoing, if the definition of “Change of Control” in the Company’s Stock Incentive Plans or Equity Compensation Plans (each as amended from time to time) is more favorable to the executive, then such definition shall be controlling for purposes of the agreement.

Employment and Consulting Agreements

Employment Agreement with Mr. Anthony Brian Goodman

On September 16, 2022, the Company entered into a First Amended and Restated Employment Agreement with Mr. Goodman, the Company’s Chief Executive Officer and director. The agreement amended and restated, effective as of September 16, 2022, the prior Employment Agreement entered into between the Company and Mr. Goodman dated October 26, 2020. The agreement was further amended by the entry into a First Amendment to Amended and Restated Employment Agreement on June 18, 2024. The agreement, as amended and restated to date, is described below:

The agreement, which provides for Mr. Goodman to serve as the Chief Executive Officer of the Company, was effective October 26, 2020, and remains in effect until August 20, 2026, unless terminated earlier pursuant to its terms, provided that the term of the agreement continues year-to-year thereafter unless either party provides notice to the other of its intent not to renew the agreement at least three months prior to the end of the initial term or any renewal term. Notwithstanding the above, the agreement may be terminated at any time by either party with or without cause. The agreement does not restrict Mr. Goodman’s ability to provide services to Luxor Capital, LLC (“Luxor”), Elray Resources, or Articulate.

Pursuant to the agreement, Mr. Goodman receives an annual salary discussed below, plus a superannuation (an employee funded pension required by the Government of Australia), which is currently equal to 10% of Mr. Goodman’s salary, and pursuant to Australian law is to increase by 0.5% per year, beginning June 30, 2021 (when it increased from 9.5% to 10% and continuing on June 30, 2022, when it increased to 10.5%, June 30, 2023, when it increased to 11% and June 30, 2024, when it increased to 11.5%), until it reaches 12% in 2025 (the “Superannuation”), payable every two weeks. Mr. Goodman’s salary is required to be increased annually in an amount of no less than 10% per annum and may be increased by the Compensation Committee of the Board of Directors annually, or from time to time, in connection with increases in the cost of living, the responsibilities of Mr. Goodman and/or his performance. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Mr. Goodman and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors) may also grant Mr. Goodman bonuses from time to time in its discretion, in cash, stock or other equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors).  Pursuant to the aforementioned agreement, Mr. Goodman’s base salary was originally $158,400, and was increased by the contractual minimum increase of 10% to $174,240, effective as of September 1, 2023 and further increased by an amendment to the agreement on June 18, 2024, to $396,000 per year.

Pursuant to the agreement, Mr. Goodman is eligible to participate in all benefit programs offered by the Company to its senior executives. Mr. Goodman is entitled to holidays and annual leave in conformity with Australian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

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The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Mr. Goodman from competing against the Company in connection with the business of marketing of gaming intellectual property, tool bar technology, adware and ad serving products, online raffles, lotteries, tournaments, competitions and sportsbook operations and technology, in the United States and the United Kingdom, for a period of one year from the date of termination of the agreement.

The agreement may be terminated by the Company (a) with not less than 2 weeks’ notice to Mr. Goodman of him being adjudicated disabled due to illness or accident; or (b) immediately if he (i) commits any act which may detrimentally affect the Company or its related companies, including any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the Employment Agreement, and fails to cure such breach within 14 days after notice thereof is provided to Mr. Goodman; or (iv) is of unsound mind, each as determined in the reasonable discretion of the independent members of the Board of Directors acting in good faith (without the vote of Mr. Goodman). Mr. Goodman may terminate the agreement (a) within thirty days of the Company going into bankruptcy; (b) if the Company does not pay any amount owed to him under the agreement within 14 days after notice of such non-payment is provided to the Company; (c) if without his consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position of CEO of the Company; (d) if there has been a material breach by the Company of a material term of the agreement or he reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following thirty (30) days after such breach and after notice thereof has been provided to the Company by him, or (e) if his compensation as set forth hereunder is reduced without his consent, or the Company fails to pay to him any compensation due to him under the agreement upon 15 days written notice from him informing the Company of such failure.

Additionally, if Mr. Goodman is involuntarily terminated, any unvested options vest immediately and are exercisable until the later of the original termination date thereof and 24 months after such termination date.

 In the event the Company terminates the agreement other than for cause (defined as his gross negligence or willful misconduct which has a material adverse effect on the Company or his ability to perform his duties under the agreement) or by Mr. Goodman for good reason, Mr. Goodman is due (a) a lump sum cash severance payment equal to the sum of (i) 18 months of Mr. Goodman’s then current annual basic salary plus (ii) an amount equal to his targeted bonus for the year of termination (such total payment referred to herein as the “Severance Payment”); (b) a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he not been terminated prior to such payment plus (ii) his targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to Mr. Goodman will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Goodman until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

Except as set forth above, upon the termination of the agreement, Mr. Goodman is entitled to salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which he was participating as of the termination date. Additionally, any unvested stock options or unvested equity compensation held by Mr. Goodman shall immediately terminate and be forfeited (unless otherwise provided in the applicable award agreement) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity plan, or award agreement, as such may describe the rights and obligations upon termination of employment.

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In the event that Mr. Goodman’s employment is terminated (a) by the Company for any reason other than cause or due to his illness or death, or (b) by Mr. Goodman for good reason, during the twelve month period following a Change of Control (as defined below) or in anticipation of a Change of Control, the Company is required to pay Mr. Goodman, within 60 days following the later of (i) the date of such Change of Control termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of Mr. Goodman (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to Mr. Goodman for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If Mr. Goodman’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the agreement. In addition, in the event of a Change of Control, all of Mr. Goodman’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether Mr. Goodman is retained by the Company or successor following the Change of Control. Additionally, in the event of a Change of Control termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Goodman until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

For purposes of the employment agreement, a “Change of Control” is deemed to occur if (a) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; (b) a merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of August 20, 2022, except in the event that such slate of directors is proposed by the Nominating Committee. Notwithstanding the foregoing, if the definition of “Change of Control” in the Company’s Stock Incentive Plans or Equity Compensation Plans (each as amended from time to time) is more favorable to Mr. Goodman, then such definition shall be controlling for purposes of the agreement.

Employment Agreement with Ms. Weiting ‘Cathy’ Feng

Weiting ‘Cathy’ Feng, the Company’s former Chief Financial Officer, and current Chief Operating Officer and director is party to an Employment Agreement with the Company in substantially similar form as Mr. Goodman’s employment agreement as discussed above, which was originally entered into on October 26, 2020, was amended and restated on September 16, 2022 and was further amended by the entry into a First Amendment to Amended and Restated Employment Agreement on June 18, 2024, except that the agreement: (a) provides for Ms. Feng to serve as the Chief Operating Officer of the Company; (b) entities Ms. Feng to continue providing services to Elray Resources, Etrader Enterprise Pty Ltd, and Articulate Pty Ltd.; (c) provides for an annual salary discussed below; and (d) reduces the cash Severance Payment to six months of salary, plus any unpaid bonus for the prior year and the pro rata portion of the targeted bonus for the current year. Pursuant to the aforementioned agreement, Ms. Feng’s base salary was originally $132,000, and was increased by the contractual minimum increase of 10% to $145,200, effective as of September 1, 2023 and further increased by an amendment to the agreement on June 18, 2024, to $216,000 per year.

Employment Agreement with Zoran Milošević

On June 18, 2024, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the Company’s entry into  an Employment Agreement between Meridian Tech d.o.o. (an indirect wholly-owned subsidiary of the Company)(“Meridian Tech”) and Zoran Milošević, the Chief Executive Officer of Meridian Tech, a significant stockholder of the Company and one of the Sellers (the “Milošević Agreement”).

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The Milošević Agreement provides for Mr. Milošević to serve as the Chief Executive Officer of Meridian Tech and has a term through August 20, 2026, automatically extending thereafter for successive one year periods, unless either party provides the other notice of their intent not to renew at least three months prior to any renewal date, unless terminated earlier pursuant to its terms.

Pursuant to the agreement, Mr. Milošević is to receive an annual basic salary of $396,000 (the “Basic Salary”), of which $174,240 is to be paid monthly (the “Monthly Salary”); and (b) $221,760 is to be paid quarterly (the “Quarterly Salary”), each pro-rated for partial periods. The Monthly Salary is payable in cash, monthly in arrears. The Quarterly Salary is payable by the fourth day following the end of each calendar quarter, in cash, or at the option of the Chief Executive Officer of the Company, shares of common stock of the Company (the “Quarterly Salary Shares”), based on the average of the closing sales prices of the Company’s common stock on the last day of each month during the applicable calendar quarter, rounded to the nearest whole share. The Quarterly Salary Shares must be issued under a stockholder approved equity compensation plan.

Mr. Milošević’s salary may be increased every 12 months by the Compensation Committee of the Board of Directors of the Company in connection with increases in the cost of living, the responsibilities of Mr. Milošević and/or his performance, and is required to be increased automatically in an amount of not less than 10% per annum. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Mr. Milošević and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors) of the Company may also grant Mr. Milošević bonuses from time to time in its discretion, in cash, stock or the form of options or other equity awards (including Restricted Stock Units), in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors) of the Company. The Board of Directors or Compensation Committee of the Company may also increase Mr. Milošević’s salary from time to time in their discretion.

Pursuant to the agreement, Mr. Milošević is eligible to participate in all benefit programs offered by Meridian Tech to its senior executives. Mr. Milošević is entitled to holidays and annual leave in conformity with Serbian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Mr. Milošević from competing against Meridian Tech in connection with the business of gaming intellectual property, online raffles, lotteries, tournaments, competitions and sportsbook operations and technology in the U.S.A., the U.K., Malta, Serbia, Montenegro, Cyprus, Tanzania, Kenya, Belgium, Peru, Curacao, South Africa and Bosnia, for a period of one year from the date of termination of the agreement. During the same one-year period, Mr. Milošević is also prohibited from directly or indirectly soliciting customers or suppliers of Meridian Tech.

The agreement may be terminated by Meridian Tech (a) with not less than 2 weeks’ notice to Mr. Milošević of him being adjudicated disabled due to illness or accident (i.e., in the event he is incapacitated for six months in any 24 month period); or (b) immediately if he (i) commits any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the employment agreement, and fails to cure such breach within 14 days after notice thereof is provided to Mr. Milošević; or (iv) is of unsound mind, each as determined in the reasonable discretion of the independent members of the Board of Directors of the Company acting in good faith (without the vote of Mr. Milošević)(each an “Immediate Company Termination”). Mr. Milošević may terminate the agreement immediately, and for 30 days after each of the following events, for good reason, if (a) Meridian Tech has gone into bankruptcy; (b) any amount owed to him under the agreement is not paid within 14 days after notice of such non-payment is provided to Meridian Tech; (c) without Mr. Milošević’s consent, his position or duties are modified by Meridian Tech to such an extent that his duties are no longer consistent with the position of CEO of Meridian Tech; (d) there has been a material breach by Meridian Tech of a material term of the agreement or Mr. Milošević reasonably believes that Meridian Tech is violating any law which would have a material adverse effect on Meridian Tech’s operations and such violation continues uncured following 30 days after such breach and after notice thereof has been provided to Meridian Tech; or (e) Mr. Milošević’s compensation is reduced without his consent, or Meridian Tech fails to pay him any compensation due to him after 15 days written notice of such failure.

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If Mr. Milošević’s employment agreement is terminated (a) by Meridian Tech without Cause (discussed below), or pursuant to an Immediate Company Termination, except due to his disability, or (b) by Mr. Milošević for good reason (each a “Severance Termination”), Meridian Tech is required to pay Mr. Milošević severance pay in an amount equal to (a) a lump sum cash severance payment equal to the sum of (i) 18 months of his then current annual basic salary plus (ii) an amount equal to his targeted bonus for the year of termination (such total payment referred to herein as the “Severance Payment”); and (b) he is also entitled to a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he not been terminated prior to such payment plus (ii) his targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to Mr. Milošević will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Milošević until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances. For purposes of the agreement, the term for “Cause” means because of gross negligence or willful misconduct by Mr. Milošević either in the course of his employment or Mr. Milošević’s ability to perform adequately and effectively his duties under the agreement as determined in the reasonable good faith determination of the independent members of the Board of Directors of the Company.

Separately, in the event that Mr. Milošević’s employment is terminated (a) by Meridian Tech for any reason other than Cause or an Immediate Company Termination, (ii) by the death of Mr. Milošević, or (iii) by Meridian Tech without Cause, or (b) by Mr. Milošević for good reason (as applicable, a “Change of Control Termination”) during the twelve month period following a Change of Control (discussed below) or in anticipation of a Change of Control, Meridian Tech is required to pay Mr. Milošević, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of Mr. Milošević (less any actual payments made in connection with any severance payments made in connection with the preceding paragraph); and (b) the amount of the most recent bonus paid to Mr. Milošević for the last completed fiscal year, if any (less any actual payments made in connection with any severance payment made pursuant to the preceding paragraph)((a) and (b), the “Change of Control Payment”). If Mr. Milošević’s employment ends due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control”. In addition, in the event of a Change of Control, all of Mr. Milošević’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether Mr. Milošević is retained by Meridian Tech or successor following the Change of Control. Additionally, in the event of a Change of Control Termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Milošević until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

“Change of Control” means the happening of any of the following without the prior written approval of Mr. Milošević: (i) any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of Meridian Tech representing more than 50% of the total voting power represented by Meridian Tech’s then outstanding voting securities; (ii) a merger or consolidation of Meridian Tech whether or not approved by the Board of Directors of Meridian Tech, other than a merger or consolidation that would result in the voting securities of Meridian Tech outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of Meridian Tech or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of Meridian Tech approve a plan of complete liquidation of Meridian Tech or an agreement for the sale or disposition by Meridian Tech of all or substantially all of Meridian Tech’s assets; or (iii) as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of June 18, 2024 (including Mr. Milošević), except in the event that such slate of directors is proposed by the Board of Directors of Meridian Tech.

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Pursuant to the agreement, the Company has the right to clawback amounts paid to Mr. Milošević pursuant to the Company’s Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation.

Employment Agreement with Snežana Božović

On June 18, 2024, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the Company’s entry into an Employment Agreement between Meridian Tech and Snežana Božović, an employee of Meridian Tech and one of the Sellers (the “Božović Agreement”).

The Božović Agreement has substantially similar terms as the Milošević Agreement, except that it provides for Ms. Božović to serve as an employee of Meridian Tech; provides for a Basic Salary of $216,000, a Monthly Salary of $145,200, and a Quarterly Salary of $70,800; and provides for a six month Severance Payment.

Consulting Agreement with Mr. Omar Jimenez

On April 22, 2021, the Company entered into a Consulting Agreement with Omar Jimenez, who was appointed as Chief Financial Officer/Chief Compliance Officer on the same date. The Consulting Agreement provides for Mr. Jimenez to be paid $12,500 per month (which may be increased from time to time with the mutual consent of Mr. Jimenez and the Company and which salary was increased to $25,000 per month on January 26, 2022, effective January 1, 2022), to be granted options to purchase 50,000 shares of common stock (with an exercise price of $9.910 per share), which expired on April 23, 2023.  Mr. Jimenez may also receive discretionary bonuses from time to time in the discretion of the Board of Directors in cash, stock or other equity awards.

The Consulting Agreement has customary assignment of invention and work for hire language, confidentiality and indemnification requirements and requires Mr. Jimenez to devote at least 20 hours per week to the Company, which may be increased from time to time with the mutual approval of Mr. Jimenez and the Chief Executive Officer of the Company.

The Consulting Agreement requires Mr. Jimenez to provide services to the Company as Chief Financial Officer and Chief Compliance Officer (CCO), as are customary for these positions in public corporations of similar size as the Company.

DIRECTORS COMPENSATION

Summary Director Compensation Table

We pay our Board members monthly cash compensation and grant our Board members stock-based compensation from time to time, as consideration for their services to the Board. Our executive officers are not paid any consideration for their service to the Board separate from the consideration they are paid as executive officers of the Company, as shown above.

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The following table sets forth summary information concerning the compensation we paid to non-executive directors during the twelve months ended October 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All other compensation	Total ($)
Thomas E. McChesney	60,000	-	-	60,000
Murray G. Smith	60,000	-	-	60,000
Philip Daniel Moyes (2)	55,000	218,000	-	273,000
Richard Aaron Johnston (3)	-	-	-	-

 * The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Option Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) As of October 31, 2023, the following RSUs were outstanding and held by each of the above non-executive directors Thomas E. McChesney – 100,000; Murray G. Smith – 100,000; and Philip Daniel Moyes – 100,000. Each RSU represents the contingent right to receive, at settlement, one share of common stock. The following options were outstanding and held by each of the above non-executive directors, Thomas E. McChesney – 60,000; and Murray G. Smith – 100,000.

(2) Resigned effective April 5, 2024.

(3) Resigned from the Board of Directors effective November 1, 2022. The amounts set forth in the table are amounts Mr. Johnston was paid during the year ended October 31, 2023, in consideration for services rendered as a member of the Board of Directors.

Board of Director Fees

Directors received $2,000 per month in consideration for their services on the Board of Directors until October 31, 2021. On September 29, 2021, the Board of Directors agreed to increase the compensation of all Independent Directors to $3,000 per month, commencing November 1, 2021. On May 25, 2022, the Compensation Committee agreed to increase the monthly retainer payable to non-executive independent Board members from $3,000 to $5,000 per month, effective immediately. On June 1, 2024, the Compensation Committee agreed to increase the monthly retainer payable to non-executive independent Board members from $5,000 to $7,500 per month, effective immediately.

EQUITY COMPENSATION PLAN INFORMATION

Description of Equity Plans

2018 Equity Incentive Plan

On January 3, 2018, the Board of Directors of the Company and the stockholders of the Company approved the 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan became effective on January 3, 2018.

The 2018 Plan provides an opportunity for any employee, director or consultant of the Company, subject to limitations provided by federal or state securities laws and the terms of the 2018 Plan, to receive incentive stock options or nonqualified stock options. In making such determinations, the Board of Directors (the “Board”, which term may also apply to any member of the Board, if authorized to administer the 2018 Plan) may consider the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

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Subject to adjustment for stock splits and recapitalizations, a total of 33,333,333 shares of Common Stock are eligible to be issued under the 2018 Plan. Shares repurchased by the Company pursuant to any repurchase right will not be available for future grants of awards under the 2018 Plan.  If an award granted under the 2018 Plan entitles you to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2018 Plan. As a result, the shares available for granting future awards under the 2018 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2018 Plan in connection with awards previously granted under such 2018 Plan will again be available for awards under the 2018 Plan as follows: if an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the 2018 Plan shall have been terminated, become available for future grant under the 2018 Plan. In addition, any shares of common stock which are retained by the Company upon exercise of an award in order to satisfy the exercise price for such award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the 2018 Plan.

As of October 31, 2022, October 31, 2023 and as of the date of this Proxy Statement, a total of 19,115,558, 19,409,994 and 19,633,639, shares of common stock remained eligible for awards under the 2018 Plan.

2022 Equity Incentive Plan

On May 5, 2022, the Board of Directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on May 5, 2022, the Company’s 2022 Equity Incentive Plan (the “2022 Plan”).

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) 5,000,000 shares, and (ii) an annual increase on May 1st of each calendar year, beginning in 2023 and ending in 2032, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 1,000,000 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 10,000,000 total awards and 10,000,000 incentive stock options may be granted pursuant to the terms of the 2022 Plan.

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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On or after the date of grant of an award under the 2022 Plan, the Board of Directors may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code.

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The 2022 Plan will automatically terminate on the 10th anniversary of original approval date of the 2022 Plan (May 5, 2032). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2022 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2022 Plan, except as provided for therein.

As of October 31, 2022, 2023 and as of the date of this Proxy Statement, a total of 2,819,000,  2,215,000 and 1,144,350 shares of common stock remained eligible for awards under the 2022 Plan.

2023 Equity Incentive Plan

On October 20, 2023, the Board of Directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on March 19, 2024, the Company’s 2023 Equity Incentive Plan (the “2023 Plan”).

The 2023 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2023 Plan is the sum of (i) five million (5,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2033, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) five million (5,000,000) shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. Notwithstanding the foregoing, no more than a total of 50,000,000 shares of common stock (or awards) may be issued or granted under the 2023 Plan in aggregate, and no more than 50,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-employee director is serving as non-employee Chairperson of the Board, $1,000,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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On or after the date of grant of an award under the 2023 Plan, the Board of Directors may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code.

No awards are issuable by the Company under the 2023 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The 2023 Plan will automatically terminate on the 10th anniversary of original approval date of the 2022 Plan (October 20, 2033). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2023 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2023 Plan, except as provided for therein.

As of the date of this Proxy Statement, a total of 6,808,146 shares of common stock remained eligible for awards under the 2023 Plan.

Equity Compensation Plan Information

The following table provides information as of October 31, 2023, with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	3,092,000	$3.14	21,624,994
Equity compensation plans not approved by security holders	-	-	-
Total	3,092,000	$3.14	21,624,994

(1)	Represents awards made under, and available for future awards under, the 2018 Equity Incentive Plan and 2022 Equity Incentive Plan, each discussed below.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 31 and 45, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Transactions

Aleksandar Milovanović, Zoran Milošević and Snežana Božović

On April 9, 2024, Golden Matrix completed the acquisition of 100% of MeridianBet Group, from the Sellers, effective for all purposes as of April 1, 2024.

Dividends Paid to the Sellers

For the three months ended June 30, 2024, and 2023, dividends paid to the Sellers (the former owners of MeridianBet Group) are as follows:

Owners	Dividends Paid Three Months Ended June 30, 2024	Dividends Paid Three Months Ended June 30, 2023
Aleksandar Milovanović	$-	$183,764
Zoran Milošević	-	225,077
Snežana Božović	-	32,066
Other dividends paid	-	-
Total dividends paid	$-	$440,907

For the six months ended June 30, 2024, and 2023, dividends paid to the owners are as follows:

Owners	Dividends Paid Six Months Ended June 30, 2024	Dividends Paid Six Months Ended June 30, 2023
Aleksandar Milovanović	$468,694	$392,650
Zoran Milošević	165,562	494,868
Snežana Božović	5,450	49,851
Other dividends paid	129,828	-
Total dividends paid	$769,534	$937,369

Zoran Milošević, Meridian Tech d.o.o.’s Chief Executive Officer

Mr. Zoran Milošević has been serving as the Chief Executive Officer of the MeridianBet Group since 2008.

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On May 9, 2024, the Company granted 250,000 restricted stock units to Mr. Milošević in consideration for future services to be rendered by Mr. Milošević through December 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company and Mr. Milošević’s continued service through the applicable vesting date.

During the three months ended June 30, 2024, and 2023, total salary paid to Mr. Milošević was $24,857 and $7,508, respectively. During the six months ended June 30, 2024, and 2023, total salary paid to Mr. Milošević was $29,263 and $21,156, respectively. As of June 30, 2024, and December 31, 2023, the Monthly Salary payable to Mr. Milošević was $0 and $0, respectively, and the accrued Quarterly Salary was $22,583 and $0, respectively, which will be settled in cash or stock every three months.

Snežana Božović, Employee

Ms. Snežana Božović has been serving as the Secretary of the MeridianBet Group since 2008.

On May 9, 2024, the Company granted 125,000 restricted stock units to Ms. Božović in consideration for future services to be rendered by Ms. Božović through December 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company and Ms. Božović’s continued service through the applicable vesting date.

On May 9, 2024, the Company also granted an additional 75,000 restricted stock units to Ms. Božović. The RSUs will vest at the rate of 9,375 RSUs every six months over the next four years.

During the three months ended June 30, 2024, and 2023, total salary paid to Ms. Božović was $24,857 and $6,185, respectively. During the six months ended June 30, 2024, and 2023, total salary paid to Ms. Božović was $29,263 and $15,864, respectively. As of June 30, 2024, and December 31, 2023, the Monthly Salary payable to Ms. Božović was $0 and $0, respectively, and the accrued Quarterly Salary was $7,583 and $0, respectively, which will be settled in cash or stock every three months.

Anthony Brian Goodman, the Company’s Chief Executive Officer and Director

On November 8, 2021, Mr. Goodman loaned $200 to the Company to open two bank accounts. The loan from Mr. Goodman is due on demand, unsecured with no interest and was repaid on April 25, 2022.

Effective March 10, 2022, Luxor, the then sole stockholder of the Series B Voting Preferred Stock of the Company, which entity is wholly-owned by the Company’s Chief Executive Officer and then Chairman, Anthony Brian Goodman, transferred all 1,000 shares of Series B Preferred Stock which it held to Mr. Goodman for no consideration.

On March 11, 2022, the Company’s Board of Directors and Mr. Goodman, as the then sole stockholder of the Company’s Series B Preferred Stock (pursuant to a written consent to action without meeting of the sole Series B Preferred Stock stockholder), approved the adoption of, and filing of, an Amended and Restated Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Voting Preferred Stock (the “Amended and Restated Designation”).

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The Amended and Restated Designation, which was filed with, and became effective with, the Secretary of State of Nevada on March 11, 2022, amended the Certificate of Designation of the Series B Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on August 18, 2015, to, among other things: (a) include the right of the holder of the Series B Preferred Stock to convert each share of the Series B Preferred Stock into 1,000 shares of the Company’s common stock at the holder’s option from time to time after May 20, 2022; (b) provide for the automatic conversion of all outstanding shares of Series B Preferred Stock into common stock of the Company, on a 1,000 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series B Preferred Stock, nor any voting rights associated with such Series B Preferred Stock, of Mr. Goodman, falls below 10% of the Company’s common stock then outstanding (Mr. Goodman currently beneficially owns 14.1% of the Company’s outstanding common stock pursuant to Rule 13d-3 of the Exchange Act ), or the first business day thereafter that the Company becomes aware of such; (c) provide that each share of Series B Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock); (d) require the consent of the holders of at least a majority of the issued and outstanding shares of Series B Preferred Stock to (i) amend any provision of the Amended and Restated Designation, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock, (iii) adopt or authorize any new designation of any preferred stock or amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series B Preferred Stock, (iv) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Preferred Stock, (v) issue any additional shares of Series B Preferred Stock, or (vi) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock; (e) provide that the shares of Series B Preferred Stock shares are not transferrable by Mr. Goodman; and (e) clarify that the Series B Preferred stock is not entitled to any dividend rights, preemptive rights, redemption rights, or liquidation preference.

The Board of Directors determined that the inclusion of the conversion right set forth above was fair and reasonable due to the fact that Mr. Goodman, pursuant to the Amended and Restated Designation, was giving up a non-dilutive voting right of over 99.975% of the Company’s voting stock as a result of such Amended and Restated Designation, which had the principal effects of (1) lowering the voting rights of such Series B Preferred Stock from a non-dilutive 99.975% interest to a dilutive 6% interest (currently); and (2) providing for the right at the option of Mr. Goodman, or automatically upon certain events discussed above, for such 1,000 shares of Series B Preferred Stock, to convert into 1,000,000 shares of common stock (previously such Series B Preferred Stock had no conversion rights).

On September 16, 2022, the Company granted 750,000 restricted stock units (RSUs) to Mr. Goodman in consideration for services to be rendered by Mr. Goodman through October 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company. Certain revenue and Adjusted EBITDA goals for the year ended October 31, 2022, were met and 250,000 RSUs for the year ended October 31, 2022, vested upon the filing of the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, on January 30, 2023. 250,000 shares of common stock were issued to Mr. Goodman on January 30, 2023, to settle the vested RSUs.

On December 1, 2022, Mr. Goodman, exercised options to purchase 5,400,000 shares of common stock in a cashless exercise pursuant to which 151,017 shares of common stock were surrendered to the Company to pay for the aggregate exercise price of the options ($356,400) and 5,248,983 shares of common stock were issued. These shares were issued pursuant to the terms of the Company’s 2018 Equity Incentive Plan.

As of the date hereof, October 31, 2023, and 2022, total wages payable to Mr. Goodman were $0, $0 and $0, respectively, and the superannuation payable was $3,795, $5,747 and $5,229, respectively.

Weiting ‘Cathy’ Feng the Company’s Chief Operating Officer and Director

As of the date hereof, October 31, 2023, and 2022, total wage payable to Ms. Feng was $0, $0 and $0, respectively, and the superannuation payable was $2,070, $4,789 and $4,358, respectively.

On September 16, 2022, the Company granted 375,000 restricted stock units to Ms. Feng in consideration for services to be rendered by Ms. Feng through October 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company. Certain revenue and Adjusted EBITDA goals for the year ended October 31, 2022, were met and 125,000 RSUs for the year ended October 31, 2022 vested upon the filing of the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, on January 30, 2023. 125,000 shares of common stock were issued to Ms. Feng on January 30, 2023, to settle the vested RSUs.

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On December 1, 2022, Ms. Feng, exercised options to purchase 1,400,000 shares of common stock in a cashless exercise pursuant to which 35,594 shares of common stock were surrendered to the Company to pay for the aggregate exercise price of the options ($84,000) and 1,364,406 shares of common stock were issued. These shares were issued pursuant to the terms of the Company’s 2018 Equity Incentive Plan.

Thomas E. McChesney, a member of the Board of Directors of the Company

On April 24, 2020, the Board of Directors appointed Mr. Thomas E. McChesney as a member of the Board of Directors of the Company. Compensation for Mr. McChesney’s service on the Board, payable in arrears, was $2,000 per month from the date of his appointment to November 1, 2021; $3,000 per month from November 1, 2021, to May 25, 2022; $5,000 per month from May 25, 2022, to June 1, 2024; and $7,500 per month since.

On January 28, 2022, Mr. McChesney exercised options to purchase 40,000 shares of common stock in a cashless exercise pursuant to which 4,977 shares of common stock were surrendered to the Company to pay for the aggregate exercise price of the options ($31,800) and 35,023 shares of common stock were issued.

During the twelve months ended October 31, 2023, and 2022, total director fees paid to Mr. McChesney were $60,000 and $46,000, respectively. As of the date hereof, October 31, 2023, and 2022, the amount payable to Mr. McChesney was $0, $0 and $0, respectively.

On September 16, 2022, the Company granted 150,000 restricted stock units to Mr. McChesney in consideration for services to be rendered by Mr. McChesney through October 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company. Certain revenue and Adjusted EBITDA goals for the year ended October 31, 2022, were met and 50,000 RSUs for the year ended October 31, 2022, vested upon the filing of the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, on January 30, 2023. 50,000 shares of common stock were issued to Mr. McChesney on January 30, 2023, to settle the vested RSUs.

Murray G. Smith, a member of the Board of Directors of the Company

On July 27, 2020, the Board of Directors appointed Mr. Murray G. Smith as a member of the Board of Directors of the Company. Mr. Smith’s appointment was effective on August 1, 2020. Compensation for Mr. Smith’s service on the Board of Directors, payable in arrears, was $2,000 per month from the date of his appointment to November 1, 2021; $3,000 per month from November 1, 2021, to May 25, 2022; $5,000 per month from May 25, 2022, to June 1, 2024; and $7,500 per month since.

During the twelve months ended October 31, 2023, and 2022, total director fees paid to Mr. Smith were $60,000 and $46,000, respectively. As of the date hereof, October 31, 2023, and 2022, the amount payable to Mr. Smith was $0, $0 and $0, respectively.

On September 16, 2022, the Company granted 150,000 restricted stock units to Mr. Smith in consideration for services to be rendered by Mr. Smith through October 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company. Certain revenue and Adjusted EBITDA goals for the year ended October 31, 2022, were met and 50,000 RSUs for the year ended October 31, 2022 vested upon the filing of the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, on January 30, 2023. 50,000 shares of common stock were issued to Mr. Smith on January 30, 2023, to settle the vested RSUs.

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Philip D. Moyes, a former member of the Board of Directors of the Company

Effective on December 3, 2022, the Board of Directors appointed Philip Daniel Moyes as a member of the Board of Directors and as a member of the Audit Committee of the Board of Directors, with such appointment to take effect immediately.

Mr. Moyes was entitled to receive compensation for his services as a director consistent with the compensation paid to other non-executive directors.

During the twelve months ended October 31, 2023, and 2022, total director fees paid to Mr. Moyes were $55,000 and $0, respectively. As of October 31, 2023, and 2022, the amount payable to Mr. Moyes was $0 and $0, respectively.

On December 8, 2022, the Company granted 100,000 restricted stock units to Mr. Moyes in consideration for services to be rendered by Mr. Moyes through October 2024. The restricted stock units were subject to vesting, to the extent that certain performance metrics were met by the Company.

On April 5, 2024, and effective at the closing of the Purchase Agreement, Philip Daniel Moyes resigned as a member of the Board of Directors of the Company, which resignation was a required condition to the closing of the transactions contemplated by the Purchase Agreement. The Board of Directors also agreed to accelerate the vesting of the Restricted Stock Units held by Mr. Moyes (50,000 RSUs, which were settled by the issuance of the same number of shares of common stock), as of the closing date of the Purchase Agreement.

Aaron Richard Johnston, former member of the Board of Directors through November 1, 2022, and Former Consultant

Effective August 23, 2020, the Board of Directors appointed Mr. Aaron Richard Johnston as a member of the Board of Directors of the Company. The Board of Directors granted Mr. Johnston options to purchase 100,000 shares of common stock (at $2.67 per share, expiring August 1, 2025) in connection with his appointment.

Mr. Johnston’s compensation as a member of the Board, payable in arrears, was $2,000 per month from the date of his appointment to November 1, 2021; $3,000 per month from November 1, 2021, to May 25, 2022; and $5,000 per month from May 25, 2022, to his resignation as a member of the Board of Directors effective November 1, 2022.

During the twelve months ended October 31, 2023, and 2022, fees paid to Mr. Johnston as a director were $0 and $46,000, respectively. As of October 31, 2023, and 2022, the amount payable to Mr. Johnston as a director was $0 and $0, respectively.

On October 27, 2022, the Company entered into a Consulting Agreement with Mr. Aaron Richard Johnston, a then member of the Board of Directors of the Company, who resigned effective November 1, 2022.

Pursuant to the Consulting Agreement, Mr. Johnston agreed to provide a minimum of 30 hours of service to the Company per week in connection with (a) assistance and guidance as requested from time to time by the Company’s Chief Executive Officer, senior management and the Board of Directors; (b) help with identifying, evaluating, and recommending merger and acquisition candidates to the Company; (c) assistance to the Company in corporate expansion objectives; (d) assistance with mergers and acquisitions, to develop and execute the evaluation, financial, and operational strategy for mergers, acquisitions, and divestiture projects; (e) advising and evaluating potential transactions (M&A), helping provide financial projections, risk assessment, and financial implications; and (f) visiting RKingsCompetitions Ltd in Ireland on a regular basis and assisting the Company with day-to-day management of RKingsCompetitions Ltd, as well as assisting with any other operating businesses the Company may have in the UK and Europe.

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During the term of the agreement, for all services rendered by Mr. Johnston under the agreement, the Company agreed to pay Mr. Johnston: $12,000 per month, which may be increased from time to time with the consent of the Company and Mr. Johnston; a cash sign up bonus of $36,000; an equity sign up bonus of 100,000 shares of Restricted Common Stock of the Company (the “Stock Compensation”) which vests to Mr. Johnston at the rate of 50,000 of such shares on November 1, 2022 and 50,000 of such shares on February 1, 2023; the right to earn up to 50,000 Restricted Stock Units (“Board RSUs”) which were previously granted to Mr. Johnston on September 16, 2022 in consideration for services as a member of the Board of Directors of the Company; 300,000 new Restricted Stock Units (RSU’s), with the same incentive targets as the Board RSUs, with 150,000 RSUs vesting each of the years ended October 31, 2023 and 2024; and 300,000 RSUs (“Transaction RSUs”) which shall vest to Mr. Johnston, upon the closing of a transaction that, on a pro forma basis, doubles the Company’s revenues for the fiscal quarter prior to the closing of the acquisition provided the transaction closes prior to November 1, 2023.  Each RSU shall evidence the right to receive, upon vesting thereof, one share of common stock. Mr. Johnston is also eligible under the Consulting Agreement for discretionary bonuses in cash or equity, from time to time, at the discretion of the Board of Directors.  On October 20, 2023, the Company modified the Transaction RSUs to vest upon the closing of a transaction that, on a pro forma basis, as determined in good faith by the Board of Directors, doubles the Company’s revenues for the fiscal quarter prior to the closing of the acquisition (“Doubling Transaction”), provided that such 300,000 Restricted Stock Units shall be forfeited immediately and not eligible for vesting if such Doubling Transaction does not close prior to May 1, 2024. The Purchase Agreement was a Doubling Transaction and closed in April 2024, resulting in the vesting of the Transaction RSUs.

The Consulting Agreement contains customary indemnification and confidentiality obligations, and a one-year non-competition prohibition restricting Mr. Johnston’s ability to compete against the Company following the termination of the agreement.

On September 16, 2022, the Company granted 150,000 restricted stock units to Mr. Johnston in consideration for services to be rendered by Mr. Johnston through October 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company.

A total of 100,000 of the restricted stock units granted to Mr. Johnston in consideration for his services as a director were forfeited upon his resignation. The remaining 50,000 RSUs granted to Mr. Johnston in consideration for his services on the Board of Directors vested to Mr. Johnston upon the Company reaching certain revenue and Adjusted EBITDA goals for the year ended October 31, 2022, and upon the filing of the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, on January 30, 2023. 50,000 shares of common stock were issued to Mr. Johnston on January 30, 2023, to settle the vested RSUs. Mr. Johnston ceased being a consultant to the Company in April 2024.

During the twelve months ended October 31, 2023, and 2022, fees paid to Mr. Johnston as a consultant were $180,000 and $0, respectively. As of October 31, 2023, and 2022, the amount payable to Mr. Johnston as a director was $0 and $0, respectively.

William Scott, a member of the Board of Directors of the Company

Effective on April 9, 2024, the Company appointed William Scott as a member of the Board of Directors of the Company and as the Chairman of the Board of Directors of the Company.

On May 9, 2024, the Company granted 50,000 restricted stock units to Mr. Scott in consideration for future services to be rendered by Mr. Scott through December 2024. The restricted stock units are subject to vesting, to the extent that certain performance metrics are met by the Company and Mr. Scott’s continued service through the applicable vesting date.

Compensation for Mr. Scott’s service on the Board, payable in arrears, was $5,000 per month. Effective June 1, 2024, the monthly compensation for Mr. Scott’s service on the Board increased from $5,000 per month to $7,500 per month.

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During the three months ended June 30, 2024, and 2023, total consulting fees to Mr. Scott were $16,136 and $0, respectively. During the six months ended June 30, 2024, and 2023, total consulting fees to Mr. Scott were $16,136 and $0, respectively.  As of June 30, 2024, and December 31, 2023, the amount payable to Mr. Scott was $8,636 and $0, respectively.

Brett Goodman, Vice President of Business Development and son of the Company’s Chief Executive Officer

On September 16, 2022, and effective on September 1, 2022, the Company entered into an Employment Agreement with Mr. Brett Goodman. Pursuant to the employment agreement, Mr. Brett Goodman agreed to serve as the Vice President of Business Development for the Company for a term of three years (through September 1, 2025), subject to automatic one-year extensions of the agreement, if not terminated by either party at least three months prior to the renewal date.

The agreement currently provides for an annual salary of $84,000 per year, plus a Superannuation (currently 11%), subject to annual increases in the discretion of the Audit Committee of the Company. The Board of Directors (or Compensation Committee of the Board of Directors) may also grant Mr. Goodman bonuses from time to time in its discretion, in cash, stock or equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors). The Board of Directors or Compensation Committee may also increase Mr. Goodman’s salary from time to time in their discretion.  Effective October 1, 2023, Mr. Goodman’s salary ($5,000 per month) was increased to $7,000 per month.

The agreement contains standard confidentiality and indemnification obligations of the parties and provides for Mr. Goodman to receive three months of severance pay in the event Mr. Goodman’s employment is terminated other than for cause or by Mr. Goodman without cause. Upon such qualifying termination, all options held by Mr. Goodman vest immediately and are exercisable for the later of the original stated expiration date thereof or 24 months after such termination date.

In connection with the entry into the employment agreement, the Company granted Mr. Brett Goodman options to purchase 50,000 shares of the Company’s common stock, evidenced by a Notice of Grant of Stock Options and Stock Option Award Agreement (the “Option Agreement”), with an exercise price equal to $3.98 per share, the closing sales price of the Company on the Nasdaq Capital Market on the date the grant was approved by the Board of Directors of the Company. A total of 1/2 of the options vested on August 22, 2023, and the other 1/2 of the options vested on August 22, 2024, as a result of Mr. Brett Goodman’s continued service with the Company on such vesting date and such options shall expire if unexercised on February 22, 2025. The options were granted under, and subject to the terms and conditions of, the Company’s 2018 Equity Incentive Plan.

On December 8, 2022, the Company granted Mr. Brett Goodman 40,000 RSUs which vest at the rate of 1/2 of such RSUs on December 8, 2023, and 2024, subject to Mr. Brett Goodman’s continued service with the Company on such vesting date. On April 3, 2023, the Company granted Mr. Brett Goodman 5,000 RSUs which vest at the rate of 1/2 of such RSUs on each of April 3, 2024, and 2025, subject to Mr. Brett Goodman’s continued service with the Company on such vesting dates. The RSUs will be settled in shares of common stock.

As of the date hereof, October 31, 2023, and 2022, total wages payable to Mr. Brett Goodman were $0, $0 and $0, respectively, and the superannuation payable was $805, $2,385 and $0, respectively.

Marla Goodman, owner of 50% of Articulate Pty Ltd and wife of the Company’s Chief Executive Officer

Marla Goodman is the wife of Anthony Brian Goodman, the Company’s Chief Executive Officer. Marla Goodman owns 50% of Articulate Pty Ltd. (discussed below).

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Articulate Pty Ltd, 50% owned by Marla Goodman (wife of the Company’s Chief Executive Officer) and 50% owned by Mr. Goodman, the Company’s Chief Executive Officer

(a) License Agreement:

On March 1, 2018, the Company entered into a License Agreement (the “License Agreement”) with Articulate. Pursuant to the License Agreement, Articulate received a license from the Company to use the GM2 Asset technology in East Asia to support social gaming activity on mobile and desktop devices. Articulate agreed to pay the Company a usage fee calculated as a certain percentage of the monthly content and software usage within the GM2 Asset system (adjusted for U.S. dollars) in consideration for the use of the GM2 Asset technology. Specifically, the Company is due 0.25% of the monthly fees generated by the GM2 Asset in the event such fees are less than $100,000,000; 0.2% of the monthly fees generated by the GM2 Asset in the event such fees are over $100,000,000 and less than $200,500,000 and 0.15% of the monthly fees generated by the GM2 Asset in the event such fees are over $200,500,001.

Any amount of fees not paid when due accrues interest at the lesser of 3% per annum above LIBOR or the highest rate permitted by law. The License Agreement had an initial term of 12 months and automatically renews thereafter for additional 12-month terms, provided that the License Agreement may be terminated at any time with 30 days prior notice.

On October 31, 2020, the Company and Articulate reached an agreement, and entered into a memorandum dated as of the same date, to offset accounts payable with accounts receivable. Before the offset, the Company had $410,045 of accounts payable to Articulate and $1,456,326 of accounts receivable from Articulate. After the offset, the Company had no accounts payable to Articulate and $1,046,280 of accounts receivable from Articulate. On December 31, 2020, the Company, Articulate and Hopestar Technology Service Co., Ltd (“Hopestar”)(a customer of the Company) entered into an agreement. Pursuant to the agreement, Hopestar, which held certain credits which are issued to players who win slot game jackpots distributed by the Company (which are specific to Playtech, who the Company distributes gaming content for), agreed to reduce $500,000 of amounts owed by the Company to Hopestar, Articulate agreed to offer Hopestar $500,000 of gaming credits for alternative content (i.e., games distributed by companies other than Playtech), and Articulate agreed to reduce $500,000 of amounts owed by the Company to Articulate.

Articulate had a prepaid deposit in favor of Skywind Services IOM Ltd (“Skywind”) in the amount of $43,569 (35,928 EUR) as of February 18, 2021. Articulate allowed GTG to utilize the prepaid deposits in order that GTG be able to operate and utilize certain Progressive Jackpot games of Skywind. On February 18, 2021, the Company recorded an account payable of $43,569 to Articulate. On July 29, 2021, the Company paid an equivalent of $42,464 to Articulate to settle the accounts payable based on the exchange rate on the same date.

Revenues from Articulate were $662,532 and $862,373, during the twelve months ended October 31, 2023 and 2022, respectively. As of October 31, 2023, and 2022, the amount receivable from Articulate was $331,246 and $413,714, respectively. During the three months ended June 30, 2024, revenues from Articulate were $56,798.  As of June 30, 2024,  the amount receivable from Articulate was $383,020.

(b) Offset accounts payable with accounts receivable:

On October 14, 2022, the Company and Articulate reached an agreement, and entered into a memorandum dated as of the same date, to offset accounts payable with accounts receivable in the amount of $77,019.

Omar Jimenez

On April 22, 2021, the Company entered into a Consulting Agreement with Omar Jimenez, who was appointed as Chief Financial Officer/Chief Compliance Officer on the same date. The Consulting Agreement provides for Mr. Jimenez to be paid $12,500 per month (which may be increased from time to time with the mutual consent of Mr. Jimenez and the Company and which salary was increased to $25,000 per month on January 26, 2022, effective January 1, 2022), and the grant to Mr. Jimenez of options to purchase 50,000 shares of common stock (at $9.910 per share, which expired on April 23, 2023).  Mr. Jimenez may also receive discretionary bonuses from time to time at the discretion of the Board of Directors in cash, stock or options.

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During the twelve months ended October 31, 2023, and 2022, total consulting fees paid to Mr. Jimenez were $300,000 and $275,000, respectively. As of October 31, 2023, and 2022, the amount payable to Mr. Jimenez was $0 and $0, respectively. During the three months ended June 30, 2024, total consulting fees paid to Mr. Jimenez were $75,000. As of June 30, 2024, the amount payable to Mr. Jimenez was $0.

Elray Resources Inc., Mr. Goodman, the Company’s CEO, serves as CEO & Director of Elray and, Ms. Feng, the Company’s COO, serves as Treasurer and Director of Elray.

Effective on December 7, 2022, the Company entered into a Software License Agreement (the “License Agreement”) with Elray Resources Inc. (“Elray”). Mr. Anthony Brian Goodman, Chief Executive Officer, President, Secretary, Treasurer and then Chairman of the Company and Weiting ‘Cathy’ Feng, Chief Operating Officer and director of the Company, currently serve as Chief Executive Officer, President, Chief Financial Officer, Secretary and Director (Goodman) and Treasurer and Director (Feng), respectively, of Elray.

Elray operates, manages, and maintains a blockchain online gaming operation and provides blockchain currency technology to licensed casino operators.

Pursuant to the License Agreement, which was effective as of December 1, 2022, the Company granted Elray a non-exclusive, non-licensable, non-sublicensable, non-assignable and non-transferable license for the use and further distribution of certain of the Company’s online games (as such games may be expanded from time to time), subject to certain exceptions, and in certain approved territories where the Company or Elray holds required licenses and/or certifications, which list of approved territories may be updated from time to time. The license provides Elray the right to use the online games solely for the purpose of running an online blockchain casino enterprise.

The License Agreement also includes a right of first refusal for the Company to provide certain branded gaming content to Elray during the term of the agreement.

Pursuant to the License Agreement, we are required to maintain all permits for the use of the licensed games and operate the platform on which the games will be integrated.

The License Agreement has an initial term of 24 months, commencing from the Go-Live Date, which occurred on January 16, 2024, and continues thereafter indefinitely unless or until either party has provided the other at least six months written notice of termination, provided that the agreement can be terminated earlier by a non-breaching party upon the material breach of the agreement by the other party, subject to a 15 day cure right; by one party if the other party enters into bankruptcy proceedings; or in the event Elray loses rights to any required permits or licenses. Additionally, we may immediately terminate the License Agreement if Elray is unable to comply with certain due diligence requirements set forth in the agreement on a timely basis; if there is threatened or instigated enforcement proceedings or actions against the Company in connection with the agreement or a governmental or governing body orders, notifies or recommends that the Company prevent Elray from using the licensed games; or if the continuation of the agreement will have a detrimental impact on the Company.

The License Agreement contains customary representations, warranties and covenants of the parties, including confidentiality obligations; customary limitations of liability (which total liability under the agreement of each party is limited to 100,000 Euros); and restrictions on Elray’s ability to distribute and reverse engineer the licensed games. As part of the License Agreement, we and Elray entered into a customary Service Level Agreement to govern the management and maintenance of the licensed games.

In consideration for licensing the online games to Elray, Elray agreed to pay the Company a monthly license fee equal to 125% of the Company’s costs of such games. Elray also agreed to pay the Company a 10,000 Euro deposit under the agreement, paid no later than the date of integration of the licensed software. The deposit is refundable upon the termination of the agreement. For participation in the progressive jackpot games, Elray is required to make an advance payment of 5,000 Euros.

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During the twelve months ended October 31, 2023, and 2022, revenues from Elray were $0 and $0, respectively. As of October 31, 2023, and 2022, the amount receivable from Elray was $0 and $0, respectively. The blockchain online gaming operations and blockchain currency technology that are expected to be licensed to casino operators are now fully integrated and operational as of January 16, 2024. During the three months ended June 30, 2024, revenues from Elray were $19,666.  As of June 30, 2024, the amount receivable from Elray was $19,741.

The Company’s entry into the License Agreement was approved by the Board of Directors of the Company, with Mr. Goodman and Ms. Feng abstaining from such vote, and the Company’s Audit Committee, which is made up of independent directors, which committee is tasked with approving related party transactions of the Company.

Other

On October 17, 2022, effective August 1, 2022, the Company entered into a Stock Purchase Agreement (the “GMG Purchase Agreement”), to acquire a 100% ownership interest in GMG Assets Limited (“GMG Assets”), a private limited company formed under the laws of Northern Ireland from Aaron Johnston and Mark Weir, individuals, the owners of 100% of the ordinary issued share capital (100 Ordinary Shares) of GMG Assets (the “GMG Sellers”).  Aaron Johnston is a former Board Member of Golden Matrix, and Mark Weir is a former 10% Stockholder in RKings, of which Golden Matrix owned 80% as of October 17, 2022 (and currently owns 100% of), and as such were both related parties to Golden Matrix.

Pursuant to the GMG Purchase Agreement, which was approved by the Company’s Board of Directors and the Audit Committee of the Board of Directors, the Company would pay the GMG Sellers 25,000 British pound sterling (GBP)(approximately $30,708) for 100% of GMG Assets, which represented the combined costs paid by the GMG Sellers to form GMG Assets. GMG Assets was formed for the sole purpose of facilitating the Company’s operation of RKings and to facilitate cash alternative offers for winners of prizes within RKings’ business. The consideration was paid on March 6, 2023.

Meridian Gaming Holdings Ltd. (Malta)

Effective May 3, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired 100% of the ordinary issued share capital (1,200 Ordinary Shares) of Meridian Gaming Holdings Ltd. (Malta).and its subsidiaries.

Pursuant to the Sales and Purchase Agreement, the Company agreed to pay the sellers EUR 246,252 (USD $272,860) for 100% of Meridian Gaming Holdings Ltd. (Malta). The consideration was paid on December 31, 2022.

Top Level doo Serbia, MG Canary, and Ino Network

The accounts receivable-related party from Top Level doo Serbia, MG Canary, and Ino Network, amounts to $358,472 and $399,580 as of June 30, 2024, and December 31, 2023, respectively with the largest amount due from Top Level d.o.o. Serbia in the amount of $328,693.  MeridianBet Group has no ownership interest or control in Top Level d.o.o. Serbia, but it does have common individual shareholders.

Sale and Purchase Agreement of Share Capital and Related Transactions

Pursuant to the terms of the Purchase Agreement (discussed in greater detail above under “MeridianBet Group Acquisition and Change in Fiscal Year”), at the closing of the Purchase, on April 9, 2024, the Company (A) issued 82,141,857 restricted shares of the Company’s common stock to the Sellers (the “Closing Shares”) and 1,000 shares of the Company’s Series C Preferred Stock; (B) paid the Sellers $12 million in cash; and (C) issued the Sellers $15 million in Promissory Notes (the “Notes”), payable $13,125,000 to Aleksandar Milovanović (“Milovanović”), $1,250,000 to Zoran Milošević and $625,000 to Snežana Božović.

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In addition to amounts paid at the closing, we were required to pay the Sellers: (1) $18 million in cash by April 26, 2024 (provided that failure to pay such amounts by April 26, 2024 was to result in such unpaid amounts accruing interest at the rate of 3% per annum, from the April 1, 2024 effective date of the Purchase, until paid in full) (the “Deferred Cash Consideration”); (2) the additional sum of (i) $5,000,000 and (ii) 5,000,000 restricted shares of common stock (collectively, the “Contingent Post-Closing Consideration”) which is due to the Sellers within five business days following the Determination Date (defined below) if (and only if) the Company has determined that each of the Post-Closing Payment Conditions (defined below) have been satisfied, which Post-Closing Contingent Shares have an agreed aggregate value of $15,000,000. For purposes of the foregoing, the “Determination Date” means the date that is six months after the closing date and the “Contingent Post-Closing Payment Conditions” are as follows: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, any of the transaction documents, or any other agreement with the Company beyond any applicable cure periods therein, as confirmed by Sellers in a signed writing delivered to the Company and verified by the Company within five business days thereafter; and (3) the additional sum of $20,000,000 of which $10,000,000 is due 12 months after the closing date and $10,000,000 is due 18 months after the closing date (“Non-Contingent Post-Closing Cash Consideration”).

On or around May 17th or May 20, 2024, the Company paid $11 million of the Deferred Cash Consideration to the Sellers.

On June 17, 2024, and effective on April 9, 2024, the Company and the Sellers entered into a Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Fourth Amendment”), which amended the Purchase Agreement to (a) clarify the previous payment of $11 million of the Deferred Cash Consideration to the Sellers on or around May 17th or May 20, 2024; (b) provide that $4 million of the Deferred Cash Consideration Payable would be satisfied by the issuance of shares of common stock of the Company pursuant to the Debt Conversion Agreement, discussed below; (c) provide that $3 million of the Deferred Cash Consideration Payable would be satisfied by the entry into the Deferred Cash Convertible Promissory Note, discussed below; and (d) waive all interest which accrued on the $18 million of deferred cash consideration pursuant to the terms of the Purchase Agreement.

Series C Preferred Stock

On April 4, 2024, in contemplation of the closing of the transactions contemplated by the Purchase Agreement (defined and discussed above under “MeridianBet Group Acquisition and Change in Fiscal Year”), and pursuant to the power provided to the Company by the Articles of Incorporation of the Company, as amended, the Company’s Board of Directors approved the adoption of, and filing of, a Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock, which was filed with, and became effective with, the Secretary of State of Nevada on the same date. The Series C Designation designated 1,000 shares of Series C Preferred Stock. The 1,000 shares of Series C Preferred Stock are expected to be issued to the Sellers at the closing of the transactions contemplated by the Purchase Agreement.

The holders of the Series C Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Preferred Stock entitles the holder 7,500 votes on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

Additionally, for so long as (a) the Company’s Board of Directors has at least five members [as it does currently]; and (b) the Sellers (defined and discussed below “MeridianBet Group Acquisition and Change in Fiscal Year”) collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock)[as they do currently] and for so long as the Series C Preferred Stock is outstanding, the holders of the Series C Preferred Stock, voting separately, have the right to designate for appointment, and appoint, two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Preferred Stock, voting separately, will have the right to designate for appointment, and appoint, one member to the Board of Directors. The holders of the Series C Preferred Stock also have the sole right to remove such persons solely appointed by the Series C Preferred Stock and to fill vacancies in such appointees.

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See also the following table summarizing the above director appointment rights provided to the holders of the Series C Preferred Stock:

Percent Beneficial Ownership of Common Stock held by the Sellers	Total Directors on the Board of Directors	Total Directors the Holders of the Series C Preferred Stock Can Appoint
Greater than 40%	Five	Two
	Less than five	One
40% or less, but at least 10%	Any number	One
Less than 10%	Any number	None (because under that threshold, the Sellers’ Series C Preferred Stock automatically converts into common stock, meaning the Director-appointment right terminates)

Notwithstanding the above, as of the date of this Proxy Statement, the holders of the Series C Preferred Stock have only nominated one person to the Board of Directors, William Scott. Only the holders of the Series C Preferred Stock have the right to vote for the Series C Director, Mr. Scott.

The holders of the Series C Preferred Stock will have the right to convert each share of the Series C Preferred Stock into one share of the Company’s common stock at any time. The Series C Preferred Stock also provides for the automatic conversion of all outstanding shares of Series C Preferred Stock into common stock of the Company, on a 1 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series C Preferred Stock, of the Sellers (collectively), falls below 10% of the Company’s common stock then outstanding, without taking into account the shares of common stock issuable upon conversion of the Series C Preferred Stock, or the first business day thereafter that the Company becomes aware of such.

The Series C Preferred Stock is not transferrable by the Sellers, and has no dividend rights, liquidation preference or redemption rights.

Nominating and Voting Agreement

On April 9, 2024, as a required term of, and in connection with, the closing of the Purchase Agreement, the Company entered into a Nominating and Voting Agreement between the Company, Anthony Brian Goodman, the Company’s Chief Executive Officer and director, Luxor Capital LLC, which is owned and controlled by Mr. Goodman, and each of the Sellers.

Pursuant to the Voting Agreement, the Sellers and Mr. Goodman agreed for two years following the closing of the Purchase Agreement (i.e., until April 9, 2026) to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company which Committee is required to be composed of two members (one appointed by the members of the Board of Directors not appointed by the Sellers and one appointed by the member(s) of the Board of Directors appointed by the Sellers); and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

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If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board have the right to vote, and to collectively break the voting tie (voting by majority, provided that the Board of Directors currently consists of only one other independent member, other than those two independent members on the Committee).

The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

Pursuant to the Voting Agreement, the Sellers agreed to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the designation of the Company’s Series C Preferred Stock, to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the closing of the Purchase Agreement, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

The Company has also agreed pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members, which amendment was effective on April 5, 2024.

Day-to-Day Management Agreement

Also on April 9, 2024, as a required term of, and in connection with, the closing of the Purchase Agreement, the Company and Zoran Milošević (one of the Sellers) entered into a Day-to-Day Management Agreement (“Management Agreement”), which prohibits the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the MeridianBet Group by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer of the MeridianBet Group), while the Voting Agreement is in place. The purpose of the agreement is to ensure the continued running of the MeridianBet Group in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement does not, other than in connection with the day-to-day operations of the MeridianBet Group, restrict the Board of Directors or management’s ability to manage the MeridianBet Group or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milošević will serve as the manager of the MeridianBet Group and will supervise and direct the day-to-day operation of the MeridianBet Group as Chief Executive Officer thereof. The initial term of the Management Agreement is two years (i.e., until April 9, 2026), unless otherwise extended with the mutual agreement of the parties. Mr. Milošević has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milošević has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

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The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i) fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii) the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

If Mr. Milošević were to pass away, become materially disabled, or cease to be our or a MeridianBet Group employee during the term of the Management Agreement, then the Management Agreement would not terminate, and instead the other Sellers would have the right to substitute another person in Mr. Milošević’s role.

In consideration for the services agreed to be provided by Mr. Milošević under the Management Agreement, the Company will pay Mr. Milošević $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milošević and/or the Company’s Chief Executive Officer (the “CEO”)(but not more frequently than semi-annually), Mr. Milošević shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the MeridianBet Group (the “Budget”), which is required to be approved by the CEO.

Debt Conversion Agreement

Also on June 17, 2024, the Company entered into a Debt Conversion Agreement (the “Debt Conversion Agreement”) with Milovanović, one of the Sellers, and the then 58.5% stockholder of the Company. Pursuant to the Debt Conversion Agreement, the Company and Milovanović agreed to convert an aggregate of $4,000,000 of the Deferred Cash Consideration Payable into an aggregate of 1,333,333 shares of restricted common stock of the Company, based on a conversion price of $3.00 per share (the “Debt Conversion Shares”).

Pursuant to the Debt Conversion Agreement, which included customary representations and warranties of the parties, Milovanović agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of $4 million of the Deferred Cash Consideration including all accrued and unpaid interest thereon.

Deferred Cash Convertible Promissory Note

Also on June 17, 2024, the Company entered into a Deferred Cash Convertible Promissory Note with Milovanović (the “Convertible Note”) which has a principal balance of $3 million and does not accrue interest unless an event of default thereunder occurs and upon an event of default accrues interest at 12% per annum. The full amount of the Convertible Note is due and payable on December 17, 2025, unless earlier paid. Milovanović has the right, from time to time, to declare up to $2 million of the principal amount of the Convertible Note to be due and payable, prior to January 1, 2025, upon written notice to the Company, after which the Company has three days to pay such amount(s).

The Convertible Note is convertible into shares of common stock of the Company, at any time, from time to time, at the option of Milovanović, with written notice to the Company, based on a conversion price, determined at the option of Milovanović of either (A) (i) the average closing sales price of the Company’s common stock on the Nasdaq market over the thirty trading day period ending on the trading day immediately preceding the date of the conversion notice; (ii) minus a discount of 15%; or (B) $3.00, subject to a floor of $2.00 per share.

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The Convertible Note includes customary events of default, including (i) the nonpayment of any principal, interest or other indebtedness thereunder when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or the Company’s failure to observe or perform any covenant or other agreement, under or contained in any transaction document or any other document now or in the future evidencing or securing any debt, liability or obligation of the Company to any holder, following any applicable cure period set forth in such applicable transaction document; (iii) if the Company is insolvent, or files or becomes the subject of a filing under any state or federal bankruptcy, insolvency or similar proceeding, and including any action or proceeding involving (A) any assignment by the Company for the benefit of creditors, (B) any levy, garnishment, attachment or similar action against its material property, or (C) the imposition of a receivership or trustee arrangement over the Company’s property (a “Bankruptcy” action), provided that in the case of becoming subject to any involuntary state or federal bankruptcy, insolvency or similar proceeding, or any involuntary action described in (B) and (C) above, the Company has sixty days to dismiss such filing or action described in (B) and (C) above, before such event shall be deemed an Event of Default (unless it fails to begin seeking dismissal within the first thirty days); (iv) a default with respect to any other indebtedness of the Company for borrowed money in an amount exceeding $1,000,000, if the effect of such default is to cause or permit the acceleration of such debt; (v) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of the Company to the holder, which is not dismissed within thirty days; (vi) the entry of a final non-appealable judgment against the Company in an amount exceeding $1,000,000, and the failure of the Company to discharge the judgment within 10 days of the entry thereof; (vii) any change in the Company’s business, assets, operations, financial condition or results of operations that has or could reasonably be expected to have a material adverse effect on the Company; (viii) the Company ceases doing business as a going concern; (ix) any material representation or warranty made by the Company to the holder in any transaction document or any other documents now or in the future evidencing or securing the obligations of the Company to the holder of the Convertible Note, is false, erroneous or misleading in any material respect, following any applicable cure period set forth in such applicable transaction document; or (x) the revocation or attempted revocation, in whole or in part, of any payment obligation or guarantee by the Company.

The Convertible Note also requires us to indemnify Milovanović against certain claims, including (i) breach of a representation or warranty by the Company, (ii) breach by the Company of a transaction document; (c) negligence, fraud, or willful misconduct by the Company; provided, however, that the foregoing indemnity agreement shall not apply to any claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an indemnified party’s gross negligence or willful misconduct. The indemnity contained in the Convertible Note survives the termination of the Convertible Note.

Promissory Notes

The Notes in the aggregate amount of $15,000,000 accrue interest at seven percent (7%) per annum (twelve percent (12%) upon the occurrence of an event of default); with monthly interest payments of all accrued interest due on the first day of each calendar month until the maturity date of such Notes; and provide for all outstanding principal and unpaid interest due and payable in full 24 months after the closing date. If we fail to make any payment of principal, interest or other amount due under the Notes within three business days of the date due and payable, we agreed to pay the holder of the Note a late charge equal to 8% of the amount of such payment which was not paid.

Restricted Stock Unit Award Amendments

On May 9, 2024, the Board of Directors approved the amendment of the following unvested restricted stock units (RSUs), so that such unvested RSUs will vest, if at all, at the rate of ½ of such RSUs upon the Company meeting the revenue and Adjusted EBITDA targets as of December 31, 2024 (which unvested RSUs previously provided for vesting as of October 31, 2024, but as a result of the Company’s change in fiscal year from October 31st to December 31st, no filing for the period ended October 31, 2024 will be made):

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Recipient	Position with Company	Number of RSUs Remaining Outstanding and Unvested
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Director	250,000
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director of the Company	125,000
Murray G. Smith	Director	50,000
Thomas E. McChesney	Director	50,000
		475,000

The RSUs described above vest at the rate of 1/2 of such RSUs based on (1) the Company meeting certain revenue, and (2) Adjusted EBITDA targets for the year ended December 31, 2024, as discussed below, to be settled in shares of common stock. Specifically, the RSUs vest, to the extent and in the amounts set forth below, to the extent the following performance metrics are met by the Company as of the dates indicated, and to the extent such persons are still providing services to the Company or the MeridianBet Group on the applicable vesting dates:

	Revenue Targets		Adjusted EBITDA Targets
Performance Period	Target Goal	RSUs Vested	Target Goal	RSUs Vested
Year ended December 31, 2024	$48,591,457	(1)	$2,637,004	(1)

For purposes of the calculations above, (a) “Adjusted EBITDA” means net income before interest, taxes, depreciation, amortization and stock-based compensation; and (b) “Revenue” means annual revenue of the Company. Both Revenue and EBITDA, and the determination of whether or not the applicable Revenue and EBITDA targets above have been met are to be determined based on the audited financial statements of the Company filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and determined on the date such Annual Report is filed publicly with the Securities and Exchange Commission (the “Date of Determination”).

Review, Approval and Ratification of Related Party Transactions

The Audit Committee of the board of directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Committee.

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In addition, our Code of Business Conduct and Ethics (described above under “Corporate Governance—Code of Business Conduct and Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on representations by certain of our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all filings required to be made under Section 16(a) during the twelve months ending October 31, 2023 were timely made, except that each of Anthony Brian Goodman, Weiting ‘Cathy’ Feng, Thomas McChesney, and Murray Smith, our Chief Executive Officer and Director, Chief Operating Officer and Director, Director and Director, respectively, each failed to timely file one Form 4 to report one transaction on Form 4 (the vesting of certain restricted stock units and the settlement thereof in shares of common stock).

PROPOSAL 1 ELECTION OF DIRECTORS

General

At the annual meeting five directors are to be elected for a one-year term, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Anthony Brian Goodman; Weiting ‘Cathy’ Feng; Thomas E. McChesney; and Murray G. Smith (the “Non-Series C Director Nominees”, each to be appointed pursuant to Proposal 1A) and the current Series C Preferred Nominee, Mr. William Scott (the “Series C Preferred Nominee”, to be appointed pursuant to Proposal 1B), has been nominated by a majority of the holders of the outstanding Series C Preferred Stock, each of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. The biographical information of each of the nominees, and their qualifications, are described in greater detail above under “Board of Directors—Director Nominees”.

Proposal 1 is separated into two parts:

Proposal 1A, which relates to the appointment of all Non-Series C Director Nominees (Anthony Brian Goodman; Weiting ‘Cathy’ Feng; Thomas E. McChesney; and Murray G. Smith) and is voted on by all common stock, Series B Voting Preferred Stock and Series C Preferred Stock, stockholders as a group; and

Proposal 1B, which relates to the appointment of the Series C Director Nominee (William Scott), which is only voted on by the holders of Series C Preferred Stock.

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The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required To Elect the Director Nominees; Recommendation of the Board of Directors

For Proposal 1A, a plurality of the votes cast in person or by proxy by the holders of our common stock, Series B Voting Preferred Stock and Series C Preferred Stock, together voting in one class, entitled to vote at the annual meeting are required to elect each Non-Series C Director Nominee.

A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “Withhold Authority” (shown as “Withhold” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

For Proposal 1B, the vote of a majority of the Company’s Series C Preferred Stock shares eligible to vote at the Company’s annual meeting of stockholders is required for the re-election of the Series C Preferred Nominee.  Holders of our common stock and Series B Voting Preferred Stock are not entitled to vote on the election of the Series C Preferred Nominee.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Our majority stockholders are also party to a Voting Agreement whereby they each agreed to vote “FOR” those persons nominated as members of the Board of Directors by the Nominating and Corporate Governance Committee, including each of the director nominees. See also “Voting Rights and Principal Stockholders”-“Nominating and Voting Agreement”, above.

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THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH DIRECTOR NOMINEE.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS

General

Our independent public accounting firm is M&K CPAs, PLLC, Houston, Texas, PCAOB Auditor ID 2738 (“M&K”).

The Company does not anticipate a representative from M&K to be present at the annual stockholders meeting. In the event that a representative of M&K is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following table sets forth the fees billed by our principal independent accountant, M&K CPAS, PLLC, for the twelve months ended October 31, 2023, and 2022, for the categories of services indicated.

	Twelve Months Ended October 31,	Twelve Months Ended October 31,
	2023	2022
Audit Fees	$132,000	$152,000
Audit Related Fees	-	$5,000
Tax Fees	-	$1,800
All Other Fees	-	-
Total	$132,000	$158,800

Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements. The $5,000 was for the review of our Form S-3 registration and Form S-8 registration statements, provided during the twelve months ended October 31, 2022.

Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other fees. Other services provided by our accountants.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by M&K CPAS, PLLC, for the twelve months ended October 31, 2023 and 2022.

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In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of M&K to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of M&K as our independent auditor for the year ended December 31, 2024. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of M&K as our independent registered public accounting firm.

Required Vote; Recommendation of the Board of Directors

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. For purposes of the vote on this proposal, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Annual Meeting will have no effect on the vote to approve the proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of M&K.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2025 annual meeting of stockholders, it must be received by our Secretary, no later than the 120th day preceding the one-year anniversary on the date on which this Proxy Statement is released to the Company’s shareholders, or by no later than April 28, 2025, unless the date of the 2025 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2024 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2025 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between July 9, 2025 and the close of business on August 8, 2025 for the 2025 annual meeting of stockholders. In the event that the 2025 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2024 annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such 2025 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

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A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov and available by request to the Secretary at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2025 annual meeting must notify our Secretary in writing not later than August 8, 2025 to comply with the other requirements of Rule 14a-19(b), or if the date of the 2024 annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made.

All submissions to, or requests from, the Secretary of the Company should be made to: Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2025 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2025 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker, or direct your written request to Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Investor Relations, or by telephone at (702) 318-7548 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

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Our audited financial statements for the fiscal year ended October 31, 2023 and certain other related financial and business information are contained in our 2023 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2028 annual meeting, unless the Board determines to hold such vote earlier in their sole discretion.

DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

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COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Golden Matrix Group, Inc.

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

By Order of the Board of Directors,

/s/ William Scott
William Scott, Chairman

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FORM OF PROXY FOR COMMON AND SERIES B VOTING PREFERRED STOCKHOLDERS

(SEE ATTACHED)

GOLDEN MATRIX GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 7, 2024 AT 9:30 AM LAS VEGAS TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Golden Matrix Group, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around August 26, 2024, and hereby appoints Anthony Brian Goodman and Omar Jimenez (the “Proxies”), and each of them, with full power to act without the other, with full power of substitution and re substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2024 annual Meeting of Stockholders of the Company, to be held on Monday, October 7, 2024, at 9:30 A.M. Las Vegas time at the Company’s corporate offices: 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/GMGI
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF GOLDEN MATRIX GROUP, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Anthony Brian Goodman		☐	☐
	Weiting ‘Cathy’ Feng		☐	☐		CONTROL
	Thomas E. McChesney		☐	☐		REQUEST ID:
	Murray G. Smith		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1 “For” “For” Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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FORM OF PROXY FOR SERIES C PREFERRED STOCKHOLDERS

(SEE ATTACHED)

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GOLDEN MATRIX GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 7, 2024 AT 9:30 AM LAS VEGAS TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Golden Matrix Group, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around August 26, 2024, and hereby appoints Anthony Brian Goodman and Omar Jimenez (the “Proxies”), and each of them, with full power to act without the other, with full power of substitution and re substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2024 annual Meeting of Stockholders of the Company, to be held on Monday, October 7, 2024, at 9:30 A.M. Las Vegas time at the Company’s corporate offices: 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/GMGIP
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF GOLDEN MATRIX GROUP, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Anthony Brian Goodman		☐	☐
	Weiting ‘Cathy’ Feng		☐	☐		CONTROL
	Thomas E. McChesney		☐	☐		REQUEST ID:
	Murray G. Smith		☐	☐
	William Scott		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1 “For” “For” Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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